                      Registration Nos. 033-50321/811-7095

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


         Post-Effective Amendment No. 10                          /X/


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/


         Amendment No. 11                                         /X/


                   T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                   ------------------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service


         Approximate Date of Proposed Public Offering March 1, 2002

                                                      -----------------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)

/x/      On March 1, 2002, pursuant to paragraph (b)

/ /      60 days after filing pursuant to paragraph (a)(1)

/ /      On (date), pursuant to paragraph (a)(1)

/ /      75 days after filing pursuant to paragraph (a)(2)

/ /      On (date), pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
                                                                   March 1, 2002
T. ROWE PRICE

Summit Municipal
Funds

 Municipal money market and bond funds for investors seeking tax-exempt income.
(R)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Summit Municipal Funds, Inc.
  T. Rowe Price Summit Municipal Money Market Fund
  T. Rowe Price Summit Municipal Intermediate Fund
  T. Rowe Price Summit Municipal Income Fund
Prospectus

March 1, 2002

1             ABOUT THE FUNDS
              Objective, Strategy, Risks, and Expenses      1
              -----------------------------------------------
              Other Information About the Funds             7
              -----------------------------------------------
              Some Characteristics of                       8
              Municipal Securities
              -----------------------------------------------
              Some Basics of Fixed-Income Investing        10
              -----------------------------------------------

              T. ROWE PRICE ACCOUNT INFORMATION
2
              Pricing Shares and Receiving                 13
              Sale Proceeds
              -----------------------------------------------
              Useful Information on Distributions          14
              and Taxes
              -----------------------------------------------
              Transaction Procedures and                   17
              Special Requirements
              -----------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                  21
              -----------------------------------------------
              Understanding Performance Information        23
              -----------------------------------------------
              Investment Policies and Practices            24
              -----------------------------------------------
              Financial Highlights                         33
              -----------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                         36
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                        37
              -----------------------------------------------
              Purchasing Additional Shares                 38
              -----------------------------------------------
              Exchanging and Redeeming Shares              39
              -----------------------------------------------
              Rights Reserved by the Funds                 41
              -----------------------------------------------
              Information About Your Services              41
              -----------------------------------------------
              T. Rowe Price Brokerage                      44
              -----------------------------------------------
              Investment Information                       45
              -----------------------------------------------
              T. Rowe Price Privacy Policy                 46
              -----------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $156.3 billion for more than eight million individual and institutional investor accounts as of December 31, 2001.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------

 What is each fund's objective?

   Municipal Money Market Fund seeks preservation of capital and liquidity, and consistent with these, the highest possible current income exempt from federal income taxes.

   Municipal Intermediate Fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

   Municipal Income Fund seeks a high level of income exempt from federal income taxes.


 What is each fund's principal investment strategy?

   Municipal Money Market Fund The fund, which is managed to provide a stable share price of $1.00, invests in high-quality municipal securities whose income is expected to be exempt from federal income taxes. All securities held by the fund will mature in 13 months or less. The fund's weighted average maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates.

   In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, if we expect rates to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

   Municipal Intermediate Fund This bond fund will invest primarily in investment-grade tax-exempt securities. There are no maturity limitations on individual securities, but the fund's weighted average effective maturity will normally range between five and 10 years. Targeting effective maturity gives the fund manager additional flexibility. At least 90% of the fund's portfolio will consist of investment-grade tax-exempt securities rated in the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or the equivalent from T. Rowe Price when other ratings are not available. To enhance income, we may invest up to 10% of the fund's total assets in below investment-grade bonds, known as "junk" bonds in the taxable market, including those with the lowest ratings. The fund's income should be higher than the Money Market Fund's, but its share price will vary.

T. ROWE PRICE                                 2
   Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, the manager may buy longer-term securities to provide higher yield and appreciation potential. And if, for instance, our economic outlook is positive, the manager may take advantage of the 10% "basket" for noninvestment-grade bonds.


   3 A significant portion of each fund's assets may be invested in securities subject to the alternative minimum tax.

   Municipal Income Fund This bond fund will invest at least 65% of total assets in long-term, investment-grade, tax-exempt bonds rated from AAA to BBB by at least one national rating agency or rated the equivalent by T. Rowe Price if other ratings are not available. To enhance income, we may invest up to 20% of the fund's total assets in noninvestment-grade "junk" bonds. We may buy securities of any maturity, and we expect the fund's weighted average maturity to be 15 years or longer. The fund's income should be higher than the Intermediate Fund's, but its share price should fluctuate more.

   The fund manager decides to buy or sell different types of securities based on the same type of criteria that apply to the Intermediate Fund, except that the average maturities in this fund will be longer and the component of noninvestment-grade bonds may go as high as 20%.

 Table 1  Differences Among Funds
                                                  Credit-Quality                     Expected Share      Expected Average
  Fund                                            Categories              Income     Price Fluctuation   Maturity
                                                 -------------------------------------------------------------------------------
  Municipal Money Market                          Two highest short       Lower      Stable              90 days or less
                                                  term
                                                 --------------------------------------------------------------------------
  Municipal Intermediate                          Primarily four          Moderate   Moderate            5 to 10 years
                                                  highest
                                                 --------------------------------------------------------------------------
  Municipal Income                                Primarily four          Highest    Highest             15+ years
                                                  highest
 -------------------------------------------------------------------------------------------------------------------------------


   The Intermediate and Income Funds may use derivatives to manage exposure to interest rates.

   The funds may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality or to shift assets into higher-yielding securities.


   3 For details about each fund's investment program, please see the Investment
     Policies and Practices section.


 What are the main risks of investing in the funds?

   Municipal Money Market Fund Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund hold-

                                             3
   ings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Municipal Intermediate Fund and Municipal Income Fund These funds are subject to the usual risks of fixed-income investing:

  . Interest rate risk This is the decline in bond prices that accompanies a rise in the overall level of interest rates (see Table 5). It is the major source of risk for investors in these two funds. Because shorter-term bond funds are less sensitive to interest rate increases or decreases than longer-term bond funds, price volatility for the Intermediate Fund is expected to be lower than for the Income Fund. However, by targeting effective maturity, the Intermediate Fund could experience greater volatility than if it focused on a stated maturity or maturity range. This is because when interest rates rise sharply, bonds that had been trading to their nearest call date (hence "effective maturity") can suddenly trade to their stated maturity date.

   Also, a municipal bond issuer can be adversely affected by changes in regulations. For example, hospital bonds have been hurt by changes in Medicare reimbursement rates, and utility bonds could be harmed by rate regulation.

  . Credit risk This is the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

   Investment grade (AAA to BBB) securities have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment-grade (junk or high yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. Finally, adverse developments in a particular state could result in price declines for a fund with significant investments in that state.

  . Political risk This is the chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

T. ROWE PRICE                                 4
  . Derivatives risk To the extent the funds use these instruments, they may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.


   3 The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond funds' share prices will also fluctuate; when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. (However, if you are subject to the alternative minimum tax (AMT), you may wish to check a fund's AMT exposure.) If a Summit Municipal Fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, and you can meet the $25,000 minimum for initial purchases, the funds could be appropriate for you.

   Use the table entitled Differences Among Funds, which summarizes each fund's main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the money fund is designed to provide principal stability, which makes it a good choice for you if the stability and accessibility of your investment are more important than the opportunity for higher income or total return. However, if you are investing for the highest possible income and can tolerate some price fluctuation, you should consider a longer-term bond fund.

   The funds are inappropriate for tax-deferred accounts, such as IRAs.


   3 The bond funds should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

                                             5
   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

 LOGO                         LOGO



LOGO

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 Table 2  Average Annual Total Returns
                           Periods ended December 31, 2001
                                          Shorter of 10 years
                         1 year  5 years  or since inception    Inception date
 ------------------------
  Municipal Money
  Market Fund            2.59%    3.19%          3.14%             10/29/93
  Lipper Tax-Exempt
  Money Market Funds
  Average                2.21     2.91          2.90*
  Municipal Intermediate Fund
  Returns before taxes   5.65     5.42           5.51              10/29/93
  Returns after taxes
  on distributions       5.66     5.39           5.49
  Returns after taxes
  on distributions and
  sale of fund shares    5.25     5.27           5.37
  Lehman Brothers
  7-Year Municipal Bond
  Index                  5.18     5.55          5.36///*/
  Lipper Intermediate
  Municipal Debt Funds
  Average                4.53     4.83          4.80///*/
  Municipal Income Fund
  Returns before taxes   5.22     6.03           5.91              10/29/93
  Returns after taxes
  on distributions       5.22     5.99           5.89
  Returns after taxes
  on distributions and
  sale of fund shares    5.17     5.86           5.79
  Lehman Brothers
  Municipal Bond Index   5.13     5.98          5.71///*/
  Lipper General
  Municipal Debt Funds   3.90     4.78          4.61///*/
  Average
 ------------------------------------------------------------------------------


 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. The Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

 Money funds are not required to show after-tax returns.

 Lehman indices do not reflect the deduction of any fees or expenses.

 *Since 10/31/93.


 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

   Each T. Rowe Price Summit Fund has a fee covering investment management and ordinary, recurring operating expenses (other than fees and expenses for the funds' independent directors). In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses.

                                             7

 Table 3  Fees and Expenses of the Funds*
                                                   Annual fund operating expenses
                                            (expenses that are deducted from fund assets)
                                                                          Total annual fund
                  Fund                   Management fee  Other expenses   operating expenses
 --------------------------------------------------------------------------------------------------

  Municipal Money Market                     0.45%            0.00%             0.45%
                                         -----------------------------------------------------
  Municipal Intermediate                     0.50             0.00              0.50
                                         -----------------------------------------------------
  Municipal Income                           0.50             0.00              0.50
 --------------------------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

  Fund                    1 year  3 years  5 years  10 years
 ------------------------------------------------------------------

  Municipal Money Market   $46     $144     $252      $567
                          ------------------------------------
  Municipal Intermediate    51      160      280       628
                          ------------------------------------
  Municipal Income          51      160      280       628
 ------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The regular income dividends you receive from the funds should be exempt from regular federal income taxes, and your state may not tax that portion of each fund's income earned on the state's own obligations (if any). Lower expenses enable the funds to pay higher dividends.

  . Municipal Money Market Fund offers a relatively secure, liquid investment for money you may need for occasional or unexpected expenses and for money awaiting investment in longer-term bond or stock funds. In addition to preserving capital, the fund seeks to provide the highest possible tax-exempt income available from low-risk, short-term municipal securities.

  . Municipal Intermediate Fund's income level should generally be above that of the money market fund but lower than that of the Municipal Income Fund. Its share price should fluctuate less than that of a long-term bond fund. By focusing on investment-grade securities, the fund's credit risk should be reduced.

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  . Municipal Income Fund should provide the highest income of the three funds and also the greatest potential for price appreciation when interest rates fall. By the same token, however, its price will decline the most if rates should rise. Investors in the fund should have a relatively long time horizon to ride out the ups and downs of interest rate cycles.


 How do the Summit Funds achieve their low-cost advantage?

   The advantage reflects their more favorable ratio of expenses to assets. The $25,000 initial purchase requirement means that the average account balance in each Summit Fund is high. Since shareholder recordkeeping costs - a substantial portion of fund expenses - are basically the same for all sizes of accounts, a fund with larger account balances can spread the expenses over more investment dollars, achieving a low overall expense ratio. Expenses are deducted from fund assets before dividends are paid so lower costs result in higher dividends for Summit Fund shareholders.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on a fund's net asset value.
  . Thorough credit research by our own analysts.
  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.

                                             9
 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?

   The regular income dividends you receive should be exempt from regular federal income taxes. A portion of these dividends may also be exempt from your state and local income tax (if any). However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes -Taxes on Fund Distributions.)


   3 Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation.The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes -Tax Information.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a tax-

T. ROWE PRICE                                 10
   able fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 4  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                       2%     3%     4%     5%     6%     7%
  rate is:                               Equals a taxable yield of:
  27%                              2.7%   4.1%   5.5%   6.9%   8.2%    9.6%
                                   ------------------------------------------
  30%                              2.9    4.3    5.7    7.1    8.6    10.0
                                   ------------------------------------------
  35%                              3.1    4.6    6.2    7.7    9.2    10.8
                                   ------------------------------------------
  38.6%                            3.3    4.9    6.5    8.1    9.8    11.4
 ---------------------------------------------------------------------------------



 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.



 SOME BASICS OF FIXED-INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. A fund's total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.

                                             11
 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 5.

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 Table 5  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond maturity          Coupon    Increase                      Decrease
                                   1 percent      2 percent      1 percent      2 percent
  1 year          2002   1.78%       $990           $981          $1,010         $1,020
                                 ------------------------------------------------------------
  3 years         2004   2.88         972            945           1,029          1,059
                                 ------------------------------------------------------------
  5 years         2006   3.58         956            914           1,047          1,096
                                 ------------------------------------------------------------
  10 years        2011   4.44         924            854           1,084          1,177
                                 ------------------------------------------------------------
  20 years        2021   5.13         886            789           1,135          1,296
                                 ------------------------------------------------------------
  30 years        2031   5.24         865            756           1,169          1,382
 -------------------------------------------------------------------------------------------------


 The table reflects yields on AAA-rated municipals as of December 31, 2001. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 T. ROWE PRICE ACCOUNT INFORMATION
   Here are some procedures you should know when investing in the T. Rowe Price family of tax-free bond and money market funds.



 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------

 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for all funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Amortized cost is used to price securities held by money market funds.


   3 The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

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 How you can receive the proceeds from a sale


   3 When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   3 If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   3 All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   The following chart provides details on dividend payments.

                                             15

 Table 6  Tax-Free Funds Dividend Payment Schedule
  Fund                                                                Dividends
  Money market funds                                .
                                                     Declared daily to shareholders of record as of
                                                     12 noon ET on that day. Purchases made after
                                                     12 noon ET receive the dividend on the next
                                                     business day after payment has been received.

                                                    . Paid on the first business day of each month.
 ----------------------------------------------------------------------------------------------------
  Bond funds                                        .
                                                     Declared daily to shareholders of record as of
                                                     4 p.m. ET the previous business day. Purchases
                                                     made after
                                                     4 p.m. ET receive the dividend on the next
                                                     business day after payment has been received.

                                                    . Paid on the first business day of each month.
 ---------------------------------------------------------------------------------------------------------


   Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend reinvestment date.


 Capital gain payments

   If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year. A capital gain payment is normally a taxable distribution.

   Capital gain payments are not expected in money market funds, which are managed to maintain a constant share price.


   3 A capital gain or loss is the difference between the purchase and sale price of a security.

   Tax Information

   3 You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal and, if applicable, state and/or local income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another. . A fund makes a distribution to your account.

T. ROWE PRICE                                 16
   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease an ordinary income dividend. Net foreign currency losses may cause a dividend to be classified as a return of capital.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost" single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or

                                             17
   exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.


   3 Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.


   3 The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   3 Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund(s) or transfer agent, and the fund(s) can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund(s) and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

T. ROWE PRICE                                 18
 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be established separately. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

   Redemptions over $250,000
   Large redemptions can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem
   (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   3 T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades or market timing in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of the T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit, or if your trading activity involves market timing, you are in violation of our excessive trading policy.

                                             19
   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fees

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts, but a separate custodial fee may apply to such accounts.


 Signature Guarantees


   3 A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000 or 2) to wire redemption proceeds when prior bank account authorization is not on file.
  . Remitting redemption proceeds to any person, address, or bank account not on record.

T. ROWE PRICE                                 20
  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.
  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price Summit Municipal Funds, Inc. (the "corporation") was incorporated in Maryland in 1993.

   Currently, the corporation consists of three series: the Summit Municipal Money Market Fund, the Summit Municipal Intermediate Fund, and the Summit Municipal Income Fund. Each is a "diversified, open-end investment company," or mutual fund, and represents a separate series of shares with different objectives and investment policies.


   3 Shareholders benefit from T. Rowe Price's 65 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.
  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
   If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE                                 22
 Who runs the funds?

   General Oversight
   The corporation is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the corporation's officers. The majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).


   3 All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:

  . Municipal Money Market Fund  Joseph K. Lynagh, Chairman, Linda A. Brisson,
   Maria H. Condez, T. Dylan Jones, and Mary J. Miller. Mr. Lynagh joined T.
   Rowe

   Price in 1991 and has worked within the Municipal Department since 1994.

  . Municipal Intermediate Fund  Charles B. Hill, Chairman, R. Lee Arnold, Jr.,
   Konstantine B. Mallas, Mary J. Miller, James M. Murphy, Stephen P. Richter, Timothy G. Taylor, and Arthur S. Varnado. Mr. Hill joined T. Rowe Price in 1991 and has been managing investments since 1986.

  . Municipal Income Fund  Konstantine B. Mallas, Chairman, R. Lee Arnold, Jr.,
   Charles B. Hill, Alan D. Levenson, Mary J. Miller, James M. Murphy, Stephen
   P. Richter, and Arthur S. Varnado. Mr. Mallas joined T. Rowe Price in 1987 and has been managing investments since 1991.

   The Management Fee
   Each fund pays T. Rowe Price an annual all-inclusive fee that includes ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the funds' independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily. The fees for the funds for their most recent fiscal years were 0.45% for the Money Fund and 0.50% for the Intermediate and Income Funds.

                                             23
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our education and informational materials; in T. Rowe Price advertisements;
   and

   in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.

T. ROWE PRICE                                 24
   Money funds may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, bond fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   3 Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument whose investment characteristics are consistent with its investment program. For the bond funds, but not the money fund, these investments may include potentially high-risk derivatives (described in this section). The following pages describe various types of fund securities and investment management practices.

                                             25
   Fundamental policy Each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the outstanding voting securities of the issuer would be held by the fund.

   Operating policy (money fund) Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

   Municipal Securities
   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   3 In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Useful Information on Distributions and Taxes-Taxes on Fund Distributions.)

   Fundamental policy Under normal market conditions, the funds will not purchase any security if, as a result, less than 80% of the funds' income would be exempt from federal income taxes.

T. ROWE PRICE                                 26
   Income subject to the alternative minimum tax may be included in computing the 80%.

   Operating policy Each fund may invest without limit in bonds subject to the AMT.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the funds may invest without limit in high-quality, short-term securities whose income is subject to federal income tax.

   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities. If a put feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

                                             27
   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% (10% for the money fund) of net assets.

   High-Yield, High-Risk Bonds (bond funds)
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk," may fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn, or rising interest rates, could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

   Operating policy Intermediate and Income Fund investments in below-investment-grade bonds, including those with the lowest rating, are limited to 10% and 20%, respectively, of total assets.

T. ROWE PRICE                                 28
   Synthetic or Derivative Securities
  . Derivatives A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as stripped mortgage securities and structured notes. Investment managers have used derivatives for many years.

   We invest in derivatives only if the expected risks and rewards are consistent with each fund's objective, policies, and overall risk profile described in this prospectus. We use derivatives in situations where they may enable each fund to increase yield, hedge against a decline in principal, invest in other asset classes more efficiently and at a lower cost, or adjust duration.

   The bond funds will not invest in any high-risk, highly leveraged derivative that we believe would cause the portfolios to be more volatile than 1) an intermediate-term investment-grade bond for the Intermediate Fund; or, 2) a long-term investment-grade bond for the Income Fund.

  . Residual Interest Bonds (bond funds) (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will only be made in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy Bond fund investments in residual interest bonds are limited to 10% of its total assets.

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will only be made in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  . Embedded Interest Rate Swaps and Caps (bond funds) In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually

                                             29
   receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.

   Operating policy Bond fund investments in embedded interest rate swaps and caps are limited to 10% of total assets.

   Municipal Warrants (bond funds)
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The bond funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Bond fund investments in municipal warrants are limited to 2% of total assets.

  . Index Total Return Swaps (bond funds) This investment vehicle allows a fund to participate in the municipal market in a generic fashion without buying or selling individual municipal securities. As such, index swaps can be used to "buy" the index (if we expect municipal yields to fall and prices to rise) or to "sell" the index (if we expect municipal yields to rise and prices to fall). The funds will make a payment to, or receive a payment from, a counterparty (at the swap termination date) based on a comparison of the value of the index at swap termination versus the value at swap initiation. Index swaps can be customized as to par amount, maturity along the yield curve, and term (or length) of the swap. Thus, an intermediate-term fund may prefer a swap pegged to the 10-year maturity within the index while a long-term fund may prefer a 20-year maturity. The index can be designated to be any widely followed benchmark for municipal yields. If the fund's view of interest rates at the time of entering into the swap is incorrect, they would likely lose money from these investments. Additionally, a default by the counterparty on its obligations could cause a loss.

T. ROWE PRICE                                 30
   Operating policy Bond fund investments in index total return swaps are limited to 10% of total assets.


 Types of Investment Management Practices

   Reserve Position (bond funds)
   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring each fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. The effect of taking such a position is that the funds may not achieve their investment objectives.

   When-Issued Securities (all funds) and Forwards (bond funds)
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures (bond funds)
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; as a cash management tool; and to adjust portfolio duration.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

                                             31
   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Portfolio Turnover (bond funds)
   Turnover is an indication of frequency of trading. Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, its portfolio turnover rate may exceed 100%. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce fund total return. The bond funds' portfolio turnover rates are shown in the Financial Highlights table.

   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as transportation bonds.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

T. ROWE PRICE                                 32
   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

   High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 7 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 7  Ratings of Municipal Debt Securities
                                              Moody's        Standard
                                              Investors      & Poor's         Fitch
                                              Service, Inc.  Corporation      IBCA, Inc.           Definition
  Long Term                                    Aaa            AAA              AAA                  Highest quality
                                              --------------------------------------------------------------------------------------
                                               Aa             AA               AA                   High quality
                                              --------------------------------------------------------------------------------------
                                               A              A                A                    Upper medium grade
                                              --------------------------------------------------------------------------------------
                                               Baa            BBB              BBB                  Medium grade
                                              --------------------------------------------------------------------------------------
                                               Ba             BB               BB                   Speculative
                                              --------------------------------------------------------------------------------------
                                               B              B                B                    Highly speculative
                                              --------------------------------------------------------------------------------------
                                               Caa            CCC, CC          CCC, CC              Vulnerable to default
                                              --------------------------------------------------------------------------------------
                                               Ca             C                C                    Default is imminent
                                              --------------------------------------------------------------------------------------
                                               C              D                DDD, DD, D           Probably in default
                                              Moody's                         S&P                            Fitch IBCA
  Short Term                                   MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally
                                                                               SP1    Strong grade                   strong quality
                                                                                                              F-1    Very strong
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG3/ VMIG3    Favorable quality                               F-3    Fair credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG4/ VMIG4    Adequate quality
                                              --------------------------------------------------------------------------------------
                                               SG             Speculative      SP3    Speculative grade       F-5    Weak credit
                                                              quality                                                quality
                                              --------------------------------------------------------------------------------------
  Commercial                                   P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally
  Paper                                                       quality                 quality                        strong quality
                                                                               A-1    Strong quality          F-1    Very strong
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               P-3            Acceptable       A-3    Adequate quality        F-3    Fair credit
                                                              quality          B      Speculative quality     F-5    quality
                                                                               C      Doubtful quality               Weak credit
                                                                                                                     quality
 -----------------------------------------------------------------------------------------------------------------------------------

                                             33
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 8, which provides information about each fund's financial history, is based on a single share outstanding throughout the periods shown. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.


 Table 8  Financial Highlights
                                                  Year ended October 31
  Municipal Money Market             1997       1998       1999       2000       2001
 ----------------------------------------------------------------------------------------------

  Net asset value, beginning
  of period                        $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
  Income From Investment Activities
  Net investment income               0.033      0.032      0.029      0.037      0.030
  Less Distributions
  Dividends (from net investment     (0.033)    (0.032)    (0.029)    (0.037)    (0.030)
  income)
                                   -------------------------------------------------------
  Net asset value, end of period   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                                   -------------------------------------------------------
  Total return                         3.37%      3.27%      2.90%      3.71%      3.01%
  Ratios/Supplemental Data
  Net assets, end of period        $140,557   $170,924   $185,305   $213,002   $242,684
  (in thousands)
                                   -------------------------------------------------------
  Ratio of expenses to average         0.45%      0.45%      0.45%      0.45%      0.45%
  net assets
                                   -------------------------------------------------------
  Ratio of net income to average       3.31%      3.23%      2.87%      3.66%      2.95%
  net assets
 ----------------------------------------------------------------------------------------------

T. ROWE PRICE                                 34

 Table 8  Financial Highlights (continued)
                                      Year ended October 31
  Municipal               1997      1998      1999       2000      2001
  Intermediate
 --------------------------------------------------------------------------------

  Net asset value,
  beginning
  of period              $ 10.22   $ 10.51   $ 10.70    $ 10.12   $ 10.30
  Income From Investment Operations
  Net investment income     0.49      0.48      0.46       0.48      0.48
                         ---------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              0.29      0.23     (0.56)      0.18      0.48
  unrealized)
                         ---------------------------------------------------
  Total from investment
  operations                0.78      0.71     (0.10)      0.66      0.96
  Less Distributions
  Dividends (from net      (0.49)    (0.48)    (0.46)     (0.48)    (0.48)
  investment income)
                         ---------------------------------------------------
  Distributions (from         --     (0.04)    (0.02)        --        --
  capital gains)
                         ---------------------------------------------------
  Returns of capital          --        --        --         --        --
                         ---------------------------------------------------
  Total distributions      (0.49)    (0.52)    (0.48)     (0.48)    (0.48)
                         ---------------------------------------------------
  Net asset value, end   $ 10.51   $ 10.70   $ 10.12    $ 10.30   $ 10.78
  of period
                         ---------------------------------------------------
  Total return              7.78%     6.89%    (0.96)%     6.70%     9.48%
  Ratios/Supplemental Data
  Net assets, end of
  period                 $46,906   $75,928   $83,794    $79,407   $93,226
  (in thousands)
                         ---------------------------------------------------
  Ratio of expenses to
  average                   0.50%     0.50%     0.50%      0.50%     0.50%
  net assets
                         ---------------------------------------------------
  Ratio of net income       4.67%     4.51%     4.43%      4.73%     4.51%
  to average net assets
                         ---------------------------------------------------
  Portfolio turnover        53.8%     22.2%     38.5%      41.3%     20.3%
  rate
 --------------------------------------------------------------------------------

                                             35

 Table 8  Financial Highlights (continued)
                                      Year ended October 31
  Municipal Income        1997      1998      1999       2000      2001
 --------------------------------------------------------------------------------

  Net asset value,
  beginning
  of period              $  9.97   $ 10.44   $ 10.79    $  9.88   $ 10.13
  Income From Investment Operations
  Net investment income     0.55      0.51      0.49       0.52      0.52
                         ---------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              0.47      0.35     (0.86)      0.25      0.56
  unrealized)
                         ---------------------------------------------------
  Total from investment
  operations                1.02      0.86     (0.37)      0.77      1.08
  Less Distributions
  Dividends (from net      (0.55)    (0.51)    (0.49)     (0.52)    (0.52)
  investment income)
                         ---------------------------------------------------
  Distributions (from         --        --     (0.05)        --        --
  capital gains)
                         ---------------------------------------------------
  Returns of capital          --        --        --         --        --
                         ---------------------------------------------------
  Total distributions      (0.55)    (0.51)    (0.54)     (0.52)    (0.52)
                         ---------------------------------------------------
  Net asset value, end   $ 10.44   $ 10.79   $  9.88    $ 10.13   $ 10.69
  of period
                         ---------------------------------------------------
  Total return             10.54%     8.44%    (3.58)%     8.03%    10.87%
  Ratios/Supplemental Data
  Net assets, end of
  period                 $29,102   $65,958   $72,558    $69,227   $83,054
  (in thousands)
                         ---------------------------------------------------
  Ratio of expenses to
  average                   0.50%     0.50%     0.50%      0.50%     0.50%
  net assets
                         ---------------------------------------------------
  Ratio of net income       5.38%     4.82%     4.71%      5.23%     4.95%
  to average net assets
                         ---------------------------------------------------
  Portfolio turnover        35.7%     48.1%     79.7%      55.8%     53.0%
  rate
 --------------------------------------------------------------------------------

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                              Tax Identification
                                                                          Number
We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 30%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund's NAV on the redemption date.

                                                       Transaction Confirmations
We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as your receive them and promptly report any discrepancies to Shareholder Services.

                  Employer-Sponsored Retirement Plans and Institutional Accounts
                                                                   T. Rowe Price
                                                                   Trust Company
                                                                  1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA Rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check.

                                             37
 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services
T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

T. ROWE PRICE                                 38
Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but no services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum additional purchase ($1,000 for Summit Funds). For retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts $50, except $100 for Summit Funds.

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

                                                                         By Wire
Call Shareholder Services or use the wire instructions listed in Opening a New Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

                                             39
via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

/(For mail via private carriers and overnight services, see previous /
/section.)/

                                                                    By Automatic
                                                                   Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

                                                                     Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers-By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.

                                                                        By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or

T. ROWE PRICE                                 40
express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services
T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

                                             41
 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; (7) to waive any redemption, small account, maintenance or other fees charged to a group of shareholders; (8) to act on instructions reasonably believed to be genuine; and
(9) to involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
                                                            Shareholder Services
                                                                  1-800-225-5132
                                                               Investor Services
                                                                  1-800-638-5660
Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the

T. ROWE PRICE                                 42
services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust or power of attorney to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

                                                  Investing for College Expenses
We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)
Invest up to $2,000 a year depending on your annual income; account earnings are tax-free when used for qualified expenses.

529 Plans
The T. Rowe Price College Savings Plan (for any U.S. resident), the Maryland College Investment Plan (for any U.S. resident), and the University of Alaska College Savings Plan (for Alaska residents) allow you to contribute on a tax-deferred basis toward a student's higher education. For more information on tax-related features and the plans' investment approaches, risks, and expenses, call toll-free 1-866-521-1894.

                                                              Automated Services
                                                                     Tele*Access
                                                                  1-800-638-2587
                                                                24 hours, 7 days
Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, dupli-

                                             43
cate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

                                                                     Web Address
                                                              www.troweprice.com
Online Account Access
You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                               Plan Account Line
                                                                  1-800-401-3279
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                                By Telephone and
                                                                       In Person
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can move as little as $100 or as much as $100,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds or the High Yield, Emerging Markets Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
Automatic Asset Builder
You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

T. ROWE PRICE                                 44
Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
                                                              To Open an Account
                                                                  1-800-638-5660
                                                                    For Existing
                                                             Brokerage Customers
                                                                  1-800-225-7720
Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Account Access-Brokerage.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to online research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or Nasdaq are eligible for this service.

/*Services vary by firm./

/T. Rowe Price Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./

                                             45
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

Shareholder Reports
Fund managers' annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirement Readiness Guide, Retirement Planning Kit, and Tax Considerations for Investors.

T. ROWE PRICE                                 46
 T. ROWE PRICE PRIVACY POLICY
 ----------------------------------------------------------
 In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

 You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

 We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

 We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

 This Privacy Policy applies to the following T. Rowe Price family of companies:
 T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
 For mutual fund or T. Rowe Price Brokerage information
 Investor Services
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
                                                                  C10-040 3/1/02
                                                      1940 Act File No. 811-7095

  STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is March 1, 2002.


         T. ROWE PRICE SUMMIT FUNDS, INC.
              T. Rowe Price Summit Cash Reserves Fund
              T. Rowe Price Summit GNMA Fund
         T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
              T. Rowe Price Summit Municipal Money Market Fund
              T. Rowe Price Summit Municipal Intermediate Fund
              T. Rowe Price Summit Municipal Income Fund
         T. ROWE PRICE U.S. BOND INDEX FUND, INC.
 -------------------------------------------------------------------------------

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660


   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated. The term "Summit Funds" refers to the Summit Cash Reserves and Summit GNMA Funds.

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated March 1, 2002, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the period ended October 31, 2001, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.


   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                              TABLE OF CONTENTS
                              -----------------
                          Page                                           Page
                          ----                                           ----
Capital Stock               93       Portfolio Management Practices          23
--------------------------------     ------------------------------------------
Code of Ethics              82       Portfolio Transactions                  83
--------------------------------     ------------------------------------------
Custodian                   82       Pricing of Securities                   87
--------------------------------     ------------------------------------------
Distributor for the         81       Principal Holders of Securities         79
Funds
--------------------------------     ------------------------------------------
Dividends and               88       Ratings of Commercial Paper             95
Distributions
--------------------------------     ------------------------------------------
Federal Registration of     94       Ratings of Corporate Debt               96
Shares                               Securities
--------------------------------     ------------------------------------------
Independent Accountants     94       Ratings of Municipal Debt               98
                                     Securities
--------------------------------     ------------------------------------------
Investment Management       79       Ratings of Municipal Notes and          99
Services                             Variable Rate Securities
--------------------------------     ------------------------------------------
Investment Objectives                Risk Factors for Summit Funds and
and                          2       U.S. Bond Index Fund                     3
Policies
--------------------------------     ------------------------------------------
Investment Performance      91       Risk Factors for Summit Municipal        5
                                     Funds
--------------------------------     ------------------------------------------
Investment Program           7       Services by Outside Parties             82
--------------------------------     ------------------------------------------
Investment Restrictions     38       Tax-Exempt vs. Taxable Yields           91
--------------------------------     ------------------------------------------
Legal Counsel               94       Tax Status                              89
--------------------------------     ------------------------------------------
Management of the Funds     40       Yield Information                       89
--------------------------------     ------------------------------------------
Net Asset Value per         88
Share
--------------------------------     ------------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.


   Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:


                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  T. Rowe Price International, Inc. ("T. Rowe Price International")

 RISK FACTORS FOR SUMMIT FUNDS AND U.S. BOND INDEX FUND
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.


   Cash Reserves Fund


   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund's Board of Directors determines present minimal credit risk, and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations ("NRSROs") or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund's Board of Directors. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.


   There can be no assurance that the fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price of the fund is not guaranteed or insured, and its yield is not fixed. While the fund invests in high-grade money market instruments, investment in the fund is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the fund's portfolio investments, and a decline in interest rates could increase the value.


   GNMA Fund


   The fund may or may not be suitable or appropriate for all investors. The fund is designed for investors seeking the highest current income and credit protection available from investment in securities which are backed by the full faith and credit of the U.S. government and other securities rated within the highest two credit categories established by a nationally recognized public rating agency, or, if unrated, of equivalent quality as determined by T. Rowe Price. Consistent with a long-term financial investment approach, investors in the fund should not rely on the fund for their short-term financial needs. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the fund will achieve these results.

   Because they consist of underlying mortgages, GNMA securities may not be an effective means of "locking in" long-term interest rates due to the need for the fund to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the fund. Conversely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the fund. T. Rowe Price will actively manage the fund's portfolio in an attempt to reduce the risk associated with investment in mortgage-backed securities.


   U.S. Bond Index Fund


   Because of its investment policy, the fund may or may not be suitable or appropriate for any particular investor. The fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of the fund will fluctuate based upon market conditions. Although the fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the fund will achieve these results.


                                Debt Obligations


   Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. Although the fund (except for U.S. Bond Index Fund) seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.


   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.


   Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events in 1995 and 1996, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the fund. However, it is very likely default by the U.S. would result in losses to the fund.

   Mortgage Securities--All funds except Cash Reserves Fund

   Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., the fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

   The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.



 RISK FACTORS FOR SUMMIT MUNICIPAL FUNDS
 -------------------------------------------------------------------------------

   Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.



                              Municipal Securities

   The funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The funds are not appropriate for qualified retirement plans where income is already tax-deferred.

   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund's portfolio would be affected and, in such an event, a fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the fund with respect to such transactions.

   Municipal Bond Insurance All of the funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the fund.

   Municipal Money Market Fund


   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund's Board of Directors determines present minimal credit risk, and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund's Board of Directors. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   There can be no assurance that the fund will achieve its investment objective or be able to maintain its net asset value per share at $1.00. The price of the fund is not guaranteed or insured by the U.S. government and its yield is not fixed. While the fund invests in high-grade money market instruments, investment in the fund is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the fund's portfolio investments, and a decline in interest rates could increase the value.


   The price stability and liquidity of the Money Fund may not be equal to that of a taxable money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term municipal securities market. The weighted average maturity of the fund varies: the shorter the average maturity of a portfolio, the less its price will be impacted by interest rate fluctuations.

   Intermediate and Income Funds


   Because of their investment policies, the Intermediate and Income Funds may not be suitable or appropriate for any particular investor. The funds are designed for investors who wish to invest in long-term funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Intermediate and Income Funds' investment programs permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Fund. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long-term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer--than higher-quality investments. The value of the portfolio securities of the Intermediate and Income Funds will fluctuate based upon market conditions. Although these funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These funds are also not intended to provide a vehicle for short-term trading purposes.



                                Debt Obligations


   Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the fund invests to meet their obligations for the payment of interest and principal when due. Although the fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the fund will achieve its investment objective.


   After purchase by the fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.


   Special Risks of High-Yield Investing The funds may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.




 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

   All Summit Funds and U.S. Bond Index Fund



                               Types of Securities


   Set forth below is additional information about certain of the investments described in each fund's prospectus.



                           Adjustable Rate Securities

   Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take the following forms:

  . Variable Rate Securities A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value which approximates its amortized cost. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A variable rate instrument the principal amount of which is scheduled to be paid in more than 397 calendar days and which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities, either
   (i) at any time upon notice of no more than 30 days, or (ii) at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice ("Demand Feature"), is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A government security that is a variable rate security where the variable rate is readjusted no less frequently than every 762 calendar days is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  . Floating Rate Securities A floating rate security provides for the adjustment of its interest rates whenever a specified interest rate changes and which, at any time until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate security, the principal amount of which must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a Demand Feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A government security that is a floating rate security is deemed to have a remaining maturity of one day.

   Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.


             When-Issued Securities and Forward Commitment Contracts


   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.


                             Money Market Securities

   The money market securities that the funds may invest in are generally limited to those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.


  . U.S. Government Agency Securities  Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, banker's acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.


  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof. However, the Cash Reserves and U.S. Bond Index Funds will only purchase these securities if they are payable in U.S. dollars.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.


  . First Tier Money Market Securities Defined At least 95% of the Cash Reserves
   Fund's total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the fund's Board of Directors.



                             Asset-Backed Securities

   Each fund may invest a portion of its assets in debt obligations known as asset-backed securities.


   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.


   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.


   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card, or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

  . Methods of Allocating Cash Flows While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


   Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the fund.


  . Types of Credit Support Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties "external credit enhancement," through various means of structuring the transaction, "internal credit enhancement," or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.


  . Automobile Receivable Securities The fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

   Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.


  . Credit Card Receivable Securities The fund may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying account during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.


   Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.


  . Other Assets Asset-backed securities backed by assets other than those described above, including, but not limited to, home equity loans, small-business loans and accounts receivable, equipment leases, commercial real estate loans, boat loans, and manufacturing housing loans. The fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

   There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing and the fund may invest in these securities.



                        Illiquid or Restricted Securities


   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% (10% for Cash Reserves) of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% (10% for Cash Reserves) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% (10% for Cash Reserves) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing and the fund may invest in these securities.

                           Mortgage-Related Securities


   GNMA and U.S. Bond Index Funds


   Mortgage-related securities in which the fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.


  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.


  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.


  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed-rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.


   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.


  . Collateralized Mortgage Obligations ("CMOs") CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

   In recent years, new types of CMO tranches have evolved. These include floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multi-Class Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the fund's quality standards. The fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the fund's quality standards.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities ("IOs") receive the interest portion of the cash flow while principal only securities ("POs") receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates.

   The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup his/her initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the fund that it believes the fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the fund's Board of Directors. The fund's Board of Directors has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.

  . Adjustable Rate Mortgage Securities ARMs, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed-rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed-rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

  . Other Mortgage-Related Securities The fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the fund's objective, policies, and quality standards, consider making investments in such new types of securities.

   GNMA and U.S. Bond Index Funds



                               Hybrid Instruments


   Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

   The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed-rate or a floating-rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in hybrid instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in hybrid instruments will account for more than 10% of the fund's return (positive or negative).


   All Summit Municipal Funds


                               Types of Securities


   Set forth below is additional information about certain of the investments described in each fund's prospectus.



                              Municipal Securities


   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax. In determining the tax-exempt status of a municipal security, the fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the fund from such a security might not be exempt from federal income tax.


   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:


  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.


  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.


  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and prerefunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.


  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.


  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.


   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the fund's Board determines such securities are illiquid, they will be subject to the fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.


  . Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "prerefunded" or "escrowed to maturity" and are considered as high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the fund, be considered as an investment in U.S. Treasury securities.


  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.


   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.



                           Adjustable Rate Securities

   Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take the following forms:

  . Variable Rate Securities A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value which approximates its amortized cost. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A variable rate instrument the principal amount of which is scheduled to be paid in more than 397 calendar days and which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities, either
   (i) at any time upon notice of no more than 30 days, or (ii) at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice ("Demand Feature"), is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A government security that is a variable rate security where the variable rate is readjusted no less frequently than every 762 calendar days is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  . Floating Rate Securities A floating rate security provides for the adjustment of its interest rates whenever a specified interest rate changes and which, at any time until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate security, the principal amount of which must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a Demand Feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A government security that is a floating rate security is deemed to have a remaining maturity of one day.

   Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.


   Participation Interests The fund may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

   In the case of longer-term bonds, the fund may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

   The fund will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the fund holds participation interests is exempt from federal income tax to the fund. However, there is no guarantee the IRS would treat such interest income as tax-exempt.



                             When-Issued Securities


   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a fund upon notice to its shareholders.



                  Investment in Taxable Money Market Securities


   Although the fund expects to be solely invested in municipal securities, for temporary defensive purposes it may elect to invest in the taxable money market securities listed next (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.


  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.


  . U.S. Government Agency Securities  Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, banker's acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.


  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

   Intermediate and Income Funds


  . Residual Interest Bonds are a type of high-risk derivative. The fund may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.


   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.


  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.


   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.


   The fund may invest in other types of derivative instruments as they become available.

   For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the fund's investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing and the fund may invest in these securities.


   Intermediate and Income Funds


                                    Forwards


   The funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.




 PORTFOLIO MANAGEMENT PRACTICES
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   All funds



                         Lending of Portfolio Securities


   Securities loans are made to broker-dealers, institutional investors, or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the fund employs an agent to implement its securities lending program and the agent receives a fee from the fund for its services. The fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.



                         Interfund Borrowing and Lending


   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from and/or lend money to other funds in the T. Rowe


   Price complex ("Price Funds"). All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements


   Each fund may enter into repurchase agreements through which investors (such as the fund) purchase a security (the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each fund will only enter into repurchase agreements where (i) (A) Cash Reserves
                                                            -------------
   Fund--the underlying securities are either U.S. government securities or
   ----
   securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite number of NRSROs (as required by Rule 2a-7 under the 1940 Act) and otherwise are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly (however, the underlying securities will either be U.S. government securities or securities which, at the time the repurchase agreement is entered into, are rated in the highest rating category by public rating agencies), (B) GNMA and U.S. Bond Index Funds--the underlying
                         ------------------------------
   securities are of the type (excluding maturity limitations) which each fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.



                          Reverse Repurchase Agreements

   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")


   GNMA and U.S. Bond Index Funds



                              Money Market Reserves


   It is expected that the fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe

   Price family of mutual funds and other clients of T. Rowe . Price. Currently, two such money market funds are in operation: T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund

   ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. . Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).


   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.


   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF nor GRF pays an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.



                                     Options

   Options are a type of potentially high-risk derivative.

   GNMA Fund



                          Writing Covered Call Options


   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.


   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do), but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.


   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T.

   Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund in the portfolio of investments. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed, or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.


   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.



                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)


   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

    The premium received by the fund for writing covered put options will be recorded as a liability of the fund in the portfolio of investments. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed, or, in the absence of such sale, the mean of closing bid and ask prices.



                             Purchasing Put Options


   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.


   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe

   Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.



                             Purchasing Call Options


   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.


   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.


   The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the fund when purchasing a call option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.



                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.


   The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


   Intermediate and Income Funds


   The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the funds' prospectuses and Statement of Additional Information when and if the funds decide to invest in options.

   U.S. Bond Index Fund

   The only option activity the funds currently may engage in is the purchase of call options. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the funds reserve the right to engage in other options activity.



                           Interest Rate Transactions


   GNMA Fund


   The fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other non-speculative purposes.

   Interest rate swaps involve the exchange by the fund with third parties of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor. In circumstances in which T. Rowe Price anticipates that interest rates will decline, the fund might, for example, enter into an interest rate swap as the floating rate payor. In the case where the fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the fund counterparties would pay the fund's amounts equal to interest computed at the difference between the fixed and floating rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the fund would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the fund would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.


   The fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the fund's custodian. If the fund enters into an interest rate swap on other than a net basis, the fund would maintain an account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. To the extent the fund sells (i.e., writes) caps and floors, it will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to any caps or floors. The fund will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims, paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. T. Rowe

   Price has determined that, as a result, the swap market has become relatively liquid. The fund may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other parties to interest rate swaps default, the fund's risk of loss consists of the net amount of interest payments that the funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the fund expects to achieve an acceptable degree of correlation between its right to receive interest on loan interests and its right and obligation to receive and pay interest pursuant to interest rate swaps.

   The aggregate purchase price of caps and floors held by the fund may not exceed 10% of the fund's total assets. The fund may sell (i.e., write) caps and floors without limitation, subject to the account coverage requirement described above.



                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").


   GNMA and U.S. Bond Index Funds


   Interest rate or currency futures contracts may be used by the GNMA Fund as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The U.S. Bond Index Fund may only enter into bond futures which are appropriate for its investment program to provide an efficient means of maintaining liquidity while being invested in the market to facilitate trading or to reduce transaction costs. It will not use futures for hedging purposes, otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.


   The fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.


   Intermediate and Income Funds


   The funds may enter into futures contracts. Interest rate futures contracts may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the funds. The funds could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. Futures can also be used as an efficient means of regulating a fund's exposure to the market.

   The fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed-income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the fund's objectives in these areas.

   All funds (other than the Money Funds)


   Regulatory Limitations

   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.


   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   Financial futures contracts are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the fund.


   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Intermediate and Income Funds

   It is possible that the fund's hedging activities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the fund's portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of Treasury bond futures, and the fund reserves the right to use Treasury bond futures at any time. Use of these futures could occur, as an example, when both the Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the Treasury bond contract than would be obtained with the municipal bond index futures contract. The fund's activity in futures contracts generally will be limited to municipal bond index futures contracts and Treasury bond and note contracts.


   All funds (other than the Money Funds)



               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions which would operate to terminate the fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.


  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

   GNMA and U.S. Bond Index Funds



                          Options on Futures Contracts

   The fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


   As an alternative to writing or purchasing call and put options on futures, the fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the funds and the other T. Rowe Price funds in a fair and nondiscriminatory manner.


   Intermediate and Income Funds


                          Options on Futures Contracts

   The fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe

   Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.


   The fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The fund will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the fund's portfolio which were being hedged.


   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the fund intends to acquire.


   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other
   T. Rowe Price funds in a fair and nondiscriminatory manner.

   All funds (other than the Money Funds)



          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


   In the event no such market exists for a particular contract in which the fund maintains a position, in the case of a written option, the fund would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The fund would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.


   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contracts and the value of the call increases by more than the increase in the value of the securities held as cover, the fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.



                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


   GNMA Fund

   Swap Agreements
   The fund may enter into interest rate, index, total return, credit, and, to the extent it may invest in foreign currency-denominated securities, currency rate swap agreements. The fund may also enter into options on swap agreements ("swap options") on the types of swaps listed above.

   Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The fund may write (sell) and purchase put and call swap options.

   One example of the use of swaps within a fund may be to manage the interest rate sensitivity of the fund. The fund might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the fund. Or, the fund may buy or sell swap options to effect the same result. The fund may also replicate a security by selling it, placing the proceeds in cash deposits and receiving a fixed rate in the swap market.

   Another example is the use of credit default swaps to buy or sell credit protection. A default swap is a bilateral contract that enables an investor to buy/sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event. The fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the default swap market. The credit protection market is still relatively new and should be considered illiquid.

   Most swap agreements entered into by the fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

   The use of swap agreements by the fund entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

   The fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swap option it will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

   Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   GNMA, U.S. Bond Index, Intermediate, and Income Funds



    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts


   The discussion herein may refer to transactions in which the GNMA Fund does not engage. The fund's prospectus sets forth the types of transactions permissible for the fund.

   The fund may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   The Intermediate and Income Funds invest almost exclusively in securities that generate income that is exempt from federal income taxes, the fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the fund.

   Transactions considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.


   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from options, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   Entering into certain options, futures contracts, swaps, or foreign forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.

   The Internal Revenue Service has issued a notice proposing alternative methods for the inclusion or deduction of certain payments made under swap contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the fund, potentially impacting the tax results of the fund.

   All funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;


   (2) Commodities Purchase or sell physical commodities, except that the funds (other than the Municipal

       Money Market and Cash Reserves Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that for the Cash Reserves Fund this policy does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker's acceptances;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;


   (5)



   (6) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

   (7) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);


   (8) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (9) Senior Securities Issue senior securities except in compliance with the 1940 Act;

   (10) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program; or

   All Summit Municipal Funds

   (11) Equity Securities Purchase equity securities, or securities convertible into equity securities.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Cash Reserves and the Municipal Money Market Funds have no current intention of engaging in any borrowing transactions.


       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.

       . U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

       . Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports.

       . It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction.

   All Summit Municipal Funds


       For purposes of investment restriction (5), the fund will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.


   All funds



                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;


   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15%% (10% for Cash Reserves and Municipal Money Market Funds) of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds; or (iii) in the case of the Money Funds, only securities of other money market funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;


   (7) Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;


   (8) Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or


   (11) Warrants Invest in warrants if, as a result thereof, more than 10% (for the Summit Income Funds) or 2% (for the Summit Municipal Funds) of the value of the net assets of the fund would be invested in warrants.



                                      NOTES

       With respect to investment restriction (5), the funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.


   All funds


   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the fund (a "Feeder"), and one or more other funds with the same investment objective and program as the fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the fund. The fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------

   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   The fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price or T. Rowe Price International. Each Board currently has three committees, described in the following paragraphs.

   The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund's Board.
   F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held no formal meetings during the last fiscal year.

   The Joint Audit Committee is comprised of David K. Fagin, F. Pierce Linaweaver, John G. Schreiber, and Paul M. Wythes. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds' operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Audit Committee for the funds met three times in 2001. All members of the committee participated in the meetings.

   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


                           Independent Directors/(a)/



                                                                                     Number of
                                      Term of Office(b)                              Portfolios
                                      and Length of Time                              in Fund
                        Position(s)         Served        Principal Occupation(s)     Complex      Other Directorships of
  Name, Address, and     Held with                          During Past 5 Years     Overseen by       Public Companies
    Date of Birth           Fund                                                      Director
---------------------------------------------------------------------------------------------------------------------------
 Calvin W. Burnett,     Director      Director since      President, Coppin              97       Provident Bank of
 Ph.D.                                later of            State College                           Maryland
 100 East Pratt Street                1993
 Baltimore, MD 21202                   or
 3/16/32                              inception of
                                      fund
                                      (c)
---------------------------------------------------------------------------------------------------------------------------
 Anthony W. Deering     Director      Director since      Director, Chairman             97       The Rouse Company
 100 East Pratt Street                later of            of the Board,
 Baltimore, MD 21202                  1993                President, and Chief
 1/28/45                                                  Executive Officer,
                                      or                  The Rouse
                                      incep               Company, real estate
                                      tion                developers
                                      of
                                      fund
                                      (c)
---------------------------------------------------------------------------------------------------------------------------
 Donald W. Dick, Jr.    Director      Director since      Principal,                     97       None
 100 East Pratt Street                later of            EuroCapital
 Baltimore, MD 21202                  2002                Advisors, LLC, an
 1/27/43                                                  acquisition and
                                      or                  management
                                      inception of        advisory firm
                                      fund
                                      (c)
---------------------------------------------------------------------------------------------------------------------------
 David K. Fagin         Director      Director since      Director, Dayton               97       Dayton Mining
 100 East Pratt Street                later of            Mining Corporation                      Corporation, Golden
 Baltimore, MD 21202                  2002                (6/98 to present),                      Star Resources Ltd.,
 4/9/38                                or                 Golden Star                             and Canyon
                                      inception of        Resources Ltd., and                     Resources, Corp.
                                      fund                Canyon Resources,
                                      (c)                 Corp. (5/00 to
                                                          present); Chairman
                                                          and President, Nye
                                                          Corporation
---------------------------------------------------------------------------------------------------------------------------
 F. Pierce Linaweaver   Director      Director since      President, F. Pierce           97       None
 100 East Pratt Street                later of            Linaweaver &
 Baltimore, MD 21202                  1993                Associates, Inc.,
 8/22/34                               or                 consulting
                                      inception of        environmental &
                                      fund                civil engineers
                                      (c)
---------------------------------------------------------------------------------------------------------------------------
 Hanne M. Merriman      Director      Director since      Retail Business                97       Ann Taylor Stores
 100 East Pratt Street                later of            Consultant                              Corporation,
 Baltimore, MD 21202                  2002                                                        Ameren Corp.,
 11/16/41                              or                                                         Finlay Enterprises,
                                      inception of                                                Inc., The Rouse
                                      fund                                                        Company, and US
                                      (c)                                                         Airways Group, Inc.
---------------------------------------------------------------------------------------------------------------------------
 John G. Schreiber      Director      Director since      Owner/President,               97       AMLI Residential
 100 East Pratt Street                later of            Centaur Capital                         Properties Trust,
 Baltimore, MD 21202                  1993                Partners, Inc., a real                  Host Marriott
 10/21/46                              or                 estate investment                       Corporation, and
                                      inception of        company; Senior                         The Rouse Company,
                                      fund                Advisor and Partner,                    real estate developers
                                      (c)                 Blackstone Real
                                                          Estate Advisors, L.P.
---------------------------------------------------------------------------------------------------------------------------
 Hubert D. Vos          Director      Director since      Owner/President,               97       None
 100 East Pratt Street                later of            Stonington Capital
 Baltimore, MD 21202                  2002                Corporation, a
 8/2/33                                or                 private investment
                                      inception of        company
                                      fund
                                      (c)
---------------------------------------------------------------------------------------------------------------------------
 Paul M. Wythes         Director      Director since      Founding Partner of            97        Teltone Corporation
 100 East Pratt Street                later of            Sutter Hill Ventures,
 Baltimore, MD 21202                  2002                a venture capital
 6/23/33                               or                 limited partnership,
                                      inception of        providing equity
                                      fund                capital to young
                                      (c)                 high technology
                                                          companies
                                                          throughout the
                                                          United States
---------------------------------------------------------------------------------------------------------------------------

  (a) Unless otherwise indicated, the Independent Directors engaged in their respective principal occupations for at least five years.


  (b) Each director serves until election of a successor.

  (c) See fund inception dates in the chart below.



         Fund Inception Dates
Fund                     Inception Date
----                     --------------
Cash Reserves               10/29/93
GNMA                        10/29/93
Municipal Money Market      10/29/93
Municipal Intermediate      10/29/93
Municipal Income            10/29/93
U.S. Bond Index Fund        11/30/00

                                Inside Directors



                                  Term of                               Number of
                                   Office                               Portfolios       O
                                      (                                   in Fund      ther
                                      a                                              Director
                   Position(s)        )                                  Complex     ships of
 Name, Address,     Held with    and Length   Principal Occupation(s)    Overseen     Public
and Date of Birth      Fund       of Time       During Past 5 Years     by Director  Companies
                                   Served
------------------------------------------------------------------------------------------------






 William T. Reynolds    Director   Director since    Director and Managing               36     None
 100 East Pratt Street             later of          Director, T. Rowe Price and T.
 Baltimore, MD 21202               1993              Rowe Price Group, Inc.;
 5/26/48                                             Chairman of the Board, all
                                   or inception      funds
                                   of fund(b)
---------------------------------------------------------------------------------------------------------






 James S. Riepe         Director   Director since    Vice Chairman of the Board,          97     None
 100 East Pratt Street             later of          Director and Managing
 Baltimore, MD 21202               1993              Director, T. Rowe Price
 6/25/43                                             and
                                   or inception
                                   of fund(b)        T. Rowe Price
                                                     Group, Inc.
                                                     ;
                                                     Chairman of the Board and
                                                     Director, T. Rowe Price
                                                     Investment Services, Inc.,
                                                     T. Rowe Price Retirement Plan
                                                     Services, Inc., and T. Rowe
                                                     Price Services, Inc.; Chairman
                                                     of the Board, Director,
                                                     President and Trust Officer, T.
                                                     Rowe Price Trust Company;
                                                     Director, T. Rowe Price
                                                     International, Inc.
                                                     ; Vice
                                                     President, Summit Income
                                                     Funds and U.S. Bond Index
                                                     Fund
----------------------------------------------------------------------------------------------------------



 M. David Testa         Director   Director since    Vice Chairman of the Board,          97     None
 100 East Pratt Street             later of          Chief Investment Officer,
 Baltimore, MD 21202               1997              Director, and Managing
 4/22/44                                             Director, T. Rowe Price Group,
                                   or inception      Inc.; Chief Investment Officer,
                                   of fund(b)        Director, and Managing
                                                     Director, T. Rowe Price; Vice
                                                     President and Director, T.
                                                     Rowe Price Trust Company;
                                                     Director, T. Rowe Price
                                                     International, Inc.
----------------------------------------------------------------------------------------------------------




  (a) Each director serves until election of a successor.

  (b) See fund inception dates in the chart above.

                                   Officers(a)



Name, Date of Birth, Address, and
Principal Occupations                          Title and Fund(s) Served
-------------------------------------------------------------------------------
Jeremy N. Baker, 2/27/68                       Vice President, Summit Municipal
Assistant Vice President, T. Rowe Price;       Funds
Chartered Financial Analyst
-------------------------------------------------------------------------------
Connice A. Bavely, 3/5/51                      Executive Vice President, Summit
Vice President, T. Rowe Price and T. Rowe      Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Steven G. Brooks, 8/5/54                       Vice President, Summit Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Brian E. Burns, 10/6/60                        Vice President, Summit Funds
Assistant Vice President, T. Rowe Price
-------------------------------------------------------------------------------
Joseph A. Carrier, 12/30/60                    Treasurer, all funds
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., and

T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------
Patrick S. Cassidy, 8/27/64                    Vice President, Summit Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Charles B. Hill, 9/22/61                       Executive Vice President, Summit
Vice President, T. Rowe Price and T. Rowe      Municipal Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Henry H. Hopkins, 12/23/42                     Vice President, all funds
Managing Director, T. Rowe Price; Director
and Managing Director, T. Rowe Price Group,
Inc.; Vice President, T. Rowe
Price International, Inc. and T. Rowe Price
Retirement Plan Services, Inc.; Vice
President and Director, T. Rowe Price
Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company
-------------------------------------------------------------------------------
Alan D. Levenson, 7/17/58                      Vice President, Summit Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.; formerly Senior Vice
President and Director of Research at Aubrey
G. Lanston & Co., Inc.
-------------------------------------------------------------------------------
Patricia B. Lippert, 1/12/53                   Secretary, all funds
Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------
Joseph K. Lynagh, 6/9/58                       Executive Vice President, Summit
Vice President, T. Rowe Price and T. Rowe      Municipal Funds; Vice President,
Price Group, Inc.; formerly Corporate          Summit Funds
Banking Officer with NationsBank; Chartered
Financial Analyst
-------------------------------------------------------------------------------
Konstantine B. Mallas, 5/26/63                 Vice President, Summit Municipal
Vice President, T. Rowe Price and T. Rowe      Funds
Price Group, Inc.
-------------------------------------------------------------------------------
James M. McDonald, 9/29/49                     Vice President, Summit Funds
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
-------------------------------------------------------------------------------
Hugh D. McGuirk, 7/6/60                        Vice President, Summit Municipal
Vice President, T. Rowe Price and T. Rowe      Funds
Price Group, Inc.
-------------------------------------------------------------------------------
Cheryl A. Mickel, 1/11/67                      Vice President, Summit Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
David S. Middleton, 1/18/56                    Controller, all funds
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
-------------------------------------------------------------------------------
Mary J. Miller, 7/19/55                        President, Summit Municipal
Managing Director, T. Rowe Price and T. Rowe   Funds
Price Group, Inc.
-------------------------------------------------------------------------------
James M. Murphy, 4/23/67                       Vice President, Summit Municipal
Vice President, T. Rowe Price and T. Rowe      Funds
Price Group, Inc.; formerly Portfolio
Manager at Prudential Investments; Chartered
Financial Analyst
-------------------------------------------------------------------------------
Edmund M. Notzon III, 10/1/45                  President, U.S. Bond Index Fund
Managing Director, T. Rowe Price and T. Rowe
Price Group, Inc.; Vice President, T. Rowe
Price Investment Services, Inc. and T. Rowe
Price Trust Company
-------------------------------------------------------------------------------
Joan R. Potee, 11/23/47                        Vice President, Summit Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Stephen P. Richter, 10/18/69                   Vice President, Summit Municipal
Vice President, T. Rowe Price; formerly Vice   Funds
President at Euler ACI; Chartered Financial
Analyst
-------------------------------------------------------------------------------
Robert M. Rubino, 8/2/53                       Vice President, Summit Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Susan G. Troll, 8/27/66                        Vice President, Summit Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Mark J. Vaselkiv, 7/22/58                      Vice President, Summit Funds
Managing Director, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
John Wells, 8/17/70                            Vice President, Summit Funds
Vice President, T. Rowe Price and T. Rowe
Price Group, Inc.
-------------------------------------------------------------------------------
Edward A. Wiese, 4/12/59                       President, Summit Funds; Vice
Vice President, T. Rowe Price, T. Rowe Price   President, Summit Municipal
Group, Inc., and T. Rowe Price Trust           Funds
Company; Vice President, Director, and Chief
Investment Officer, T. Rowe Price Savings
Bank; Chartered Financial Analyst
-------------------------------------------------------------------------------

  (a) Unless otherwise indicated, the officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

                               Compensation Table


   The fund does not pay pension or retirement benefits to its officers or directors. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.



Name of Person,                         Aggregate Compensation From                   Total Compensation From Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
Cash Reserves Fund
                                                                                                                      $
                                                                                                                    102
                                                                                                                      ,
                                                                                   $                                  5
Calvin W. Burnett, Ph.D., Director                                             9,870                                 00
                                                                                                                    105
Anthony W. Deering, Director                                                   4,309                               ,000
Donald W. Dick, Jr., Director/c/                                                  --                                 --
David K. Fagin, Director/c/                                                       --                                 --
                                                                                                                  104,5
F. Pierce Linaweaver, Director                                                10,121                                 00
Hannes M. Merriman, Director/c/                                                   --                                 --
                                                                                                                  104,5
John G. Schreiber, Director                                                   10,121                                 00
Hubert D. Vos, Director/c/                                                        --                                 --
Paul M. Wythes, Director/c/                                                       --                                 --
-------------------------------------------------------------------------------------------------------------------------
GNMA Fund
                                                                                                                      $
                                                                                                                    102
                                                                                                                      ,
                                                                                   $                                  5
Calvin W. Burnett, Ph.D., Director                                             1,489                                 00
                                                                                                                    105
Anthony W. Deering, Director                                                   1,334                               ,000
Donald W. Dick, Jr., Director/c/                                                  --                                 --
David K. Fagin, Director/c/                                                       --                                 --
                                                                                                                  104,5
F. Pierce Linaweaver, Director                                                 1,496                                 00
Hannes M. Merriman, Director/c/                                                   --                                 --
                                                                                                                  104,5
John G. Schreiber, Director                                                    1,496                                 00
Hubert D. Vos, Director/c/                                                        --                                 --
Paul M. Wythes, Director/c/                                                       --                                 --
-------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund
                                                                                                                      $
                                                                                                                    102
                                                                                                                      ,
                                                                                   $                                  5
Calvin W. Burnett, Ph.D., Director                                             1,944                                 00
                                                                                                                    105
Anthony W. Deering, Director                                                   1,486                               ,000
Donald W. Dick, Jr., Director/c/                                                  --                                 --
David K. Fagin, Director/c/                                                       --                                 --
                                                                                                                  104,5
F. Pierce Linaweaver, Director                                                 1,963                                 00
Hannes M. Merriman, Director/c/                                                   --                                 --
                                                                                 1,9                              104,5
John G. Schreiber, Director                                                       63                                 00
Hubert D. Vos, Director/c/                                                        --                                 --
Paul M. Wythes, Director/c/                                                       --                                 --
-------------------------------------------------------------------------------------------------------------------------
Municipal Intermediate Fund
                                                                                                                      $
                                                                                                                    102
                                                                                                                      ,
                                                                                   $                                  5
Calvin W. Burnett, Ph.D., Director                                             1,524                                 00
                                                                                                                    105
Anthony W. Deering, Director                                                   1,343                               ,000
Donald W. Dick, Jr., Director/c/                                                  --                                 --
David K. Fagin, Director/c/                                                       --                                 --
                                                                                                                  104,5
F. Pierce Linaweaver, Director                                                 1,532                                 00
Hannes M. Merriman, Director/c/                                                   --                                 --
                                                                                                                  104,5
John G. Schreiber, Director                                                    1,532                                 00
Hubert D. Vos, Director/c/                                                        --                                 --
Paul M. Wythes, Director/c/                                                       --                                 --
-------------------------------------------------------------------------------------------------------------------------
Municipal Income Fund
                                                                                                                      $
                                                                                                                    102
                                                                                                                      ,
                                                                                   $                                  5
Calvin W. Burnett, Ph.D., Director                                             1,496                                 00
                                                                                                                    105
Anthony W. Deering, Director                                                   1,333                               ,000
Donald W. Dick, Jr., Director/c/                                                  --                                 --
David K. Fagin, Director/c/                                                       --                                 --
                                                                                                                  104,5
F. Pierce Linaweaver, Director                                                 1,502                                 00
Hannes M. Merriman, Director/c/                                                   --                                 --
                                                                                                                  104,5
John G. Schreiber, Director                                                    1,502                                 00
Hubert D. Vos, Director/c/                                                        --                                 --
Paul M. Wythes, Director/c/                                                       --                                 --
-------------------------------------------------------------------------------------------------------------------------
U.S. Bond Index Fund
                                                                                                                      $
                                                                                                                    102
                                                                                                                      ,
                                                                                   $                                  5
Calvin W. Burnett, Ph.D., Director                                             1,229                                 00
                                                                                                                    105
Anthony W. Deering, Director                                                   1,171                               ,000
Donald W. Dick, Jr., Director/c/                                                  --                                 --
David K. Fagin, Director/c/                                                       --                                 --
                                                                                                                  104,5
F. Pierce Linaweaver, Director                                                 1,230                                 00
Hannes M. Merriman, Director/c/                                                   --                                 --
                                                                                                                  104,5
John G. Schreiber, Director                                                    1,230                                 00
Hubert D. Vos, Director/c/                                                        --                                 --
Paul M. Wythes, Director/c/                                                       --                                 --
-------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for fiscal year 2001.

 (b) Amounts in this column are based on compensation received for the fiscal year 2001. The T. Rowe Price complex included 97 funds as of December 31, 2001.

 (c) Newly elected as of October 24, 2001.


                 Directors' Holdings in the T. Rowe Price Funds

   The following table sets forth the T. Rowe Price fund holdings of the independent and inside directors, as of December 31, 2001.



        Name of Fund           Holding in Fund   Aggregate Holdings, All Funds
        ------------           ---------------   -----------------------------
Calvin W. Burnett, Ph.D.                        $1-$10,000
Balanced Fund                  None
Blue Chip Growth Fund          None
Blue Chip Growth Fund-Advisor
Class                          None
Blue Chip Growth Portfolio     None
California Tax-Free Bond Fund  None
California Tax-Free Money
Fund                           None
Capital Appreciation Fund      None
Capital Opportunity Fund       None
Corporate Income Fund          None
Developing Technologies Fund   None
Diversified Small-Cap Growth
Fund                           None
Dividend Growth Fund           None
Emerging Europe &
Mediterranean Fund             None
Emerging Markets Bond Fund     None
Emerging Markets Stock Fund    None
Equity Income Fund             None
Equity Income Fund-Advisor
Class                          None
Equity Income Portfolio        None
Equity Index 500 Fund          None
Equity Index 500 Portfolio     None
European Stock Fund            None
Extended Equity Market Index
Fund                           None
Financial Services Fund        None
Florida Intermediate Tax-Free
Fund                           None
Georgia Tax-Free Bond Fund     None
Global Stock Fund              None
Global Technology Fund         None
GNMA Fund                      None
Government Reserve Investment
Fund                           None
Growth & Income Fund           None
Growth Stock Fund              None
Growth Stock Fund-Advisor
Class                          None
Health Sciences Fund           None
Health Sciences Portfolio      None
High Yield Fund                $1-$10,000
High Yield Fund-Advisor Class  None
Institutional Foreign Equity
Fund                           None
Institutional Large-Cap
Growth Fund                    None
Institutional Large-Cap Value
Fund                           None
Institutional Mid-Cap Equity
Growth Fund                    None
Institutional Small-Cap Stock
Fund                           None
International Bond Fund        None
International Bond
Fund-Advisor Class             None
International Discovery Fund   None
International Equity Index
Fund                           None
International Growth & Income
Fund                           None
International Stock Fund       $1-$10,000
International Stock
Fund-Advisor Class             None
International Stock Portfolio  None
Japan Fund                     None
Latin America Fund             None
Limited-Term Bond Portfolio    None
Maryland Short-Term Tax-Free
Bond Fund                      None
Maryland Tax-Free Bond Fund    None
Maryland Tax-Free Money Fund   None
Media & Telecommunications
Fund                           None
Mid-Cap Growth Fund            None
Mid-Cap Growth Fund-Advisor
Class                          None
Mid-Cap Growth Portfolio       None
Mid-Cap Value Fund             None
New America Growth Fund        None
New America Growth Portfolio   None
New Asia Fund                  None
New Era Fund                   None
New Horizons Fund              $1-$10,000
New Income Fund                None
New Jersey Tax-Free Bond Fund  None
New York Tax-Free Bond Fund    None
New York Tax-Free Money Fund   None
Personal Strategy Balanced
Fund                           None
Personal Strategy Balanced
Portfolio                      None
Personal Strategy Growth Fund  None
Personal Strategy Income Fund  None
Prime Reserve Fund             $1-$10,000
Prime Reserve Fund-PLUS Class  None
Prime Reserve Portfolio        None
Real Estate Fund               None
Reserve Investment Fund        None
Science & Technology Fund      None
Science & Technology
Fund-Advisor Class             None
Short-Term Bond Fund           None
Small-Cap Stock Fund           None
Small-Cap Stock Fund-Advisor
Class                          None
Small-Cap Value Fund           None
Small-Cap Value Fund-Advisor
Class                          None
Spectrum Growth Fund           None
Spectrum Income Fund           None
Spectrum International Fund    None
Summit Cash Reserves Fund      None
Summit GNMA Fund               None
Summit Municipal Income Fund   None
Summit Municipal Intermediate
Fund                           None
Summit Municipal Money Market
Fund                           None
Tax-Efficient Balanced Fund    None
Tax-Efficient Growth Fund      None
Tax-Efficient Multi-Cap
Growth Fund                    None
Tax-Exempt Money Fund          None
Tax-Exempt Money Fund-PLUS
Class                          None
Tax-Free High Yield Fund       None
Tax-Free Income Fund           None
Tax-Free Intermediate Bond
Fund                           None
Tax-Free Short-Intermediate
Fund                           None
Total Equity Market Index
Fund                           None
U.S. Bond Index Fund           None
U.S. Treasury Intermediate
Fund                           None
U.S. Treasury Long-Term Fund   None
U.S. Treasury Money Fund       None
Value Fund                     None
Value Fund-Advisor Class       None
Virginia Tax-Free Bond Fund    None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Anthony W. Deering                              over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            None
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           over $100,000
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  $50,001-$100,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      over $100,000
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          $10,001-$50,000
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             None
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     over $100,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Donald W. Dick, Jr.                             over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         $1-$10,000
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     over $100,000
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $50,001-$100,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           $10,001-$50,000
Extended Equity Market Index
Fund                          None
Financial Services Fund       $10,001-$50,000
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          $1-$10,000
Growth Stock Fund             $10,001-$50,000
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          $10,001-$50,000
Health Sciences Portfolio     None
High Yield Fund               $10,001-$50,000
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       $50,001-$100,000
International Bond
Fund-Advisor Class            None
International Discovery Fund  $10,001-$50,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           $1-$10,000
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             $10,001-$50,000
New Income Fund               $50,001-$100,000
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            over $100,000
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     None
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          $1-$10,000
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          over $100,000
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    $10,001-$50,000
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
David K. Fagin                                  over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         $10,001-$50,000
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          $10,001-$50,000
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $50,001-$100,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           $10,001-$50,000
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  None
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      over $100,000
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           $10,001-$50,000
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 $10,001-$50,000
New Era Fund                  None
New Horizons Fund             $1-$10,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     None
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          $50,001-$100,000
Small-Cap Stock Fund          $10,001-$50,000
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     over $100,000
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   $50,001-$100,000
Tax-Efficient Growth Fund     $10,001-$50,000
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
F. Pierce Linaweaver                            over $100,000
Balanced Fund                 $50,001-$100,000
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            None
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             $10,001-$50,000
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  over $100,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       over $100,000
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             over $100,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            $1-$10,000
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     None
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Hanne M. Merriman                               over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         over $100,000
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     $10,001-$50,000
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          $10,001-$50,000
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $50,001-$100,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         over $100,000
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  None
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       $10,001-$50,000
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             $10,001-$50,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            $50,001-$100,000
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     $10,001-$50,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          None
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          over $100,000
Spectrum Income Fund          None
Spectrum International Fund   $10,001-$50,000
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   $50,001-$100,000
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    $50,001-$100,000
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund           Holding in Fund   Aggregate Holdings, All Funds
        ------------           ---------------   -----------------------------
John G. Schreiber                               over $100,000
Balanced Fund                  None
Blue Chip Growth Fund          None
Blue Chip Growth Fund-Advisor
Class                          None
Blue Chip Growth Portfolio     None
California Tax-Free Bond Fund  None
California Tax-Free Money
Fund                           None
Capital Appreciation Fund      None
Capital Opportunity Fund       None
Corporate Income Fund          None
Developing Technologies Fund   None
Diversified Small-Cap Growth
Fund                           None
Dividend Growth Fund           None
Emerging Europe &
Mediterranean Fund             None
Emerging Markets Bond Fund     None
Emerging Markets Stock Fund    None
Equity Income Fund             None
Equity Income Fund-Advisor
Class                          None
Equity Income Portfolio        None
Equity Index 500 Fund          None
Equity Index 500 Portfolio     None
European Stock Fund            None
Extended Equity Market Index
Fund                           None
Financial Services Fund        None
Florida Intermediate Tax-Free
Fund                           None
Georgia Tax-Free Bond Fund     None
Global Stock Fund              None
Global Technology Fund         None
GNMA Fund                      over $100,000
Government Reserve Investment
Fund                           None
Growth & Income Fund           over $100,000
Growth Stock Fund              None
Growth Stock Fund-Advisor
Class                          None
Health Sciences Fund           None
Health Sciences Portfolio      None
High Yield Fund                over $100,000
High Yield Fund-Advisor Class  None
Institutional Foreign Equity
Fund                           None
Institutional Large-Cap
Growth Fund                    None
Institutional Large-Cap Value
Fund                           None
Institutional Mid-Cap Equity
Growth Fund                    None
Institutional Small-Cap Stock
Fund                           None
International Bond Fund        None
International Bond
Fund-Advisor Class             None
International Discovery Fund   None
International Equity Index
Fund                           None
International Growth & Income
Fund                           None
International Stock Fund       None
International Stock
Fund-Advisor Class             None
International Stock Portfolio  None
Japan Fund                     None
Latin America Fund             None
Limited-Term Bond Portfolio    None
Maryland Short-Term Tax-Free
Bond Fund                      None
Maryland Tax-Free Bond Fund    None
Maryland Tax-Free Money Fund   None
Media & Telecommunications
Fund                           None
Mid-Cap Growth Fund            None
Mid-Cap Growth Fund-Advisor
Class                          None
Mid-Cap Growth Portfolio       None
Mid-Cap Value Fund             None
New America Growth Fund        None
New America Growth Portfolio   None
New Asia Fund                  None
New Era Fund                   None
New Horizons Fund              None
New Income Fund                over $100,000
New Jersey Tax-Free Bond Fund  None
New York Tax-Free Bond Fund    None
New York Tax-Free Money Fund   None
Personal Strategy Balanced
Fund                           None
Personal Strategy Balanced
Portfolio                      None
Personal Strategy Growth Fund  None
Personal Strategy Income Fund  None
Prime Reserve Fund             $10,001-$50,000
Prime Reserve Fund-PLUS Class  None
Prime Reserve Portfolio        None
Real Estate Fund               None
Reserve Investment Fund        None
Science & Technology Fund      None
Science & Technology
Fund-Advisor Class             None
Short-Term Bond Fund           over $100,000
Small-Cap Stock Fund           None
Small-Cap Stock Fund-Advisor
Class                          None
Small-Cap Value Fund           None
Small-Cap Value Fund-Advisor
Class                          None
Spectrum Growth Fund           None
Spectrum Income Fund           None
Spectrum International Fund    None
Summit Cash Reserves Fund      over $100,000
Summit GNMA Fund               None
Summit Municipal Income Fund   over $100,000
Summit Municipal Intermediate
Fund                           over $100,000
Summit Municipal Money Market
Fund                           None
Tax-Efficient Balanced Fund    None
Tax-Efficient Growth Fund      None
Tax-Efficient Multi-Cap
Growth Fund                    None
Tax-Exempt Money Fund          over $100,000
Tax-Exempt Money Fund-PLUS
Class                          None
Tax-Free High Yield Fund       over $100,000
Tax-Free Income Fund           over $100,000
Tax-Free Intermediate Bond
Fund                           None
Tax-Free Short-Intermediate
Fund                           None
Total Equity Market Index
Fund                           None
U.S. Bond Index Fund           None
U.S. Treasury Intermediate
Fund                           over $100,000
U.S. Treasury Long-Term Fund   over $100,000
U.S. Treasury Money Fund       over $100,000
Value Fund                     over $100,000
Value Fund-Advisor Class       None
Virginia Tax-Free Bond Fund    None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Hubert D. Vos                                   over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $10,001-$50,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          $50,001-$100,000
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  None
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           $10,001-$50,000
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  $10,001-$50,000
New Horizons Fund             $10,001-$50,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     $10,001-$50,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          $10,001-$50,000
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          $10,001-$50,000
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    None
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
Paul M. Wythes                                  over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            None
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     None
Government Reserve
Investment Fund               None
Growth & Income Fund          $10,001-$50,000
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          None
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       None
International Bond
Fund-Advisor Class            None
International Discovery Fund  over $100,000
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     None
Maryland Tax-Free Bond Fund   None
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       $10,001-$50,000
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             $50,001-$100,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            None
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     $10,001-$50,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          None
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          $10,001-$50,000
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   None
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         None
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          None
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          None
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    over $100,000
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund          Holding in Fund    Aggregate Holdings, All Funds
        ------------          ---------------    -----------------------------
William T. Reynolds                             over $100,000
Balanced Fund                 None
Blue Chip Growth Fund         None
Blue Chip Growth
Fund-Advisor Class            None
Blue Chip Growth Portfolio    None
California Tax-Free Bond
Fund                          None
California Tax-Free Money
Fund                          None
Capital Appreciation Fund     None
Capital Opportunity Fund      None
Corporate Income Fund         None
Developing Technologies Fund  None
Diversified Small-Cap Growth
Fund                          None
Dividend Growth Fund          None
Emerging Europe &
Mediterranean Fund            None
Emerging Markets Bond Fund    None
Emerging Markets Stock Fund   None
Equity Income Fund            $50,001-$100,000
Equity Income Fund-Advisor
Class                         None
Equity Income Portfolio       None
Equity Index 500 Fund         None
Equity Index 500 Portfolio    None
European Stock Fund           None
Extended Equity Market Index
Fund                          None
Financial Services Fund       None
Florida Intermediate
Tax-Free Fund                 None
Georgia Tax-Free Bond Fund    None
Global Stock Fund             None
Global Technology Fund        None
GNMA Fund                     over $100,000
Government Reserve
Investment Fund               None
Growth & Income Fund          None
Growth Stock Fund             None
Growth Stock Fund-Advisor
Class                         None
Health Sciences Fund          over $100,000
Health Sciences Portfolio     None
High Yield Fund               None
High Yield Fund-Advisor
Class                         None
Institutional Foreign Equity
Fund                          None
Institutional Large-Cap
Growth Fund                   None
Institutional Large-Cap
Value Fund                    None
Institutional Mid-Cap Equity
Growth Fund                   None
Institutional Small-Cap
Stock Fund                    None
International Bond Fund       $1-$10,000
International Bond
Fund-Advisor Class            None
International Discovery Fund  None
International Equity Index
Fund                          None
International Growth &
Income Fund                   None
International Stock Fund      None
International Stock
Fund-Advisor Class            None
International Stock
Portfolio                     None
Japan Fund                    None
Latin America Fund            None
Limited-Term Bond Portfolio   None
Maryland Short-Term Tax-Free
Bond Fund                     $50,001-$100,000
Maryland Tax-Free Bond Fund   $10,001-$50,000
Maryland Tax-Free Money Fund  None
Media & Telecommunications
Fund                          None
Mid-Cap Growth Fund           None
Mid-Cap Growth Fund-Advisor
Class                         None
Mid-Cap Growth Portfolio      None
Mid-Cap Value Fund            None
New America Growth Fund       None
New America Growth Portfolio  None
New Asia Fund                 None
New Era Fund                  None
New Horizons Fund             $50,001-$100,000
New Income Fund               None
New Jersey Tax-Free Bond
Fund                          None
New York Tax-Free Bond Fund   None
New York Tax-Free Money Fund  None
Personal Strategy Balanced
Fund                          None
Personal Strategy Balanced
Portfolio                     None
Personal Strategy Growth
Fund                          None
Personal Strategy Income
Fund                          None
Prime Reserve Fund            $1-$10,000
Prime Reserve Fund-PLUS
Class                         None
Prime Reserve Portfolio       None
Real Estate Fund              None
Reserve Investment Fund       None
Science & Technology Fund     over $100,000
Science & Technology
Fund-Advisor Class            None
Short-Term Bond Fund          $50,001-$100,000
Small-Cap Stock Fund          None
Small-Cap Stock Fund-Advisor
Class                         None
Small-Cap Value Fund          $10,001-$50,000
Small-Cap Value Fund-Advisor
Class                         None
Spectrum Growth Fund          None
Spectrum Income Fund          None
Spectrum International Fund   None
Summit Cash Reserves Fund     None
Summit GNMA Fund              None
Summit Municipal Income Fund  None
Summit Municipal
Intermediate Fund             None
Summit Municipal Money
Market Fund                   over $100,000
Tax-Efficient Balanced Fund   None
Tax-Efficient Growth Fund     None
Tax-Efficient Multi-Cap
Growth Fund                   None
Tax-Exempt Money Fund         over $100,000
Tax-Exempt Money Fund-PLUS
Class                         None
Tax-Free High Yield Fund      None
Tax-Free Income Fund          None
Tax-Free Intermediate Bond
Fund                          None
Tax-Free Short-Intermediate
Fund                          $1-$10,000
Total Equity Market Index
Fund                          None
U.S. Bond Index Fund          None
U.S. Treasury Intermediate
Fund                          over $100,000
U.S. Treasury Long-Term Fund  None
U.S. Treasury Money Fund      None
Value Fund                    $10,001-$50,000
Value Fund-Advisor Class      None
Virginia Tax-Free Bond Fund   None

        Name of Fund           Holding in Fund   Aggregate Holdings, All Funds
        ------------           ---------------   -----------------------------
James S. Riepe                                  over $100,000
Balanced Fund                  over $100,000
Blue Chip Growth Fund          None
Blue Chip Growth Fund-Advisor
Class                          None
Blue Chip Growth Portfolio     None
California Tax-Free Bond Fund  None
California Tax-Free Money
Fund                           None
Capital Appreciation Fund      over $100,000
Capital Opportunity Fund       None
Corporate Income Fund          None
Developing Technologies Fund   None
Diversified Small-Cap Growth
Fund                           None
Dividend Growth Fund           None
Emerging Europe &
Mediterranean Fund             None
Emerging Markets Bond Fund     None
Emerging Markets Stock Fund    None
Equity Income Fund             over $100,000
Equity Income Fund-Advisor
Class                          None
Equity Income Portfolio        None
Equity Index 500 Fund          None
Equity Index 500 Portfolio     None
European Stock Fund            None
Extended Equity Market Index
Fund                           None
Financial Services Fund        None
Florida Intermediate Tax-Free
Fund                           None
Georgia Tax-Free Bond Fund     None
Global Stock Fund              None
Global Technology Fund         None
GNMA Fund                      None
Government Reserve Investment
Fund                           None
Growth & Income Fund           over $100,000
Growth Stock Fund              None
Growth Stock Fund-Advisor
Class                          None
Health Sciences Fund           None
Health Sciences Portfolio      None
High Yield Fund                over $100,000
High Yield Fund-Advisor Class  None
Institutional Foreign Equity
Fund                           None
Institutional Large-Cap
Growth Fund                    None
Institutional Large-Cap Value
Fund                           None
Institutional Mid-Cap Equity
Growth Fund                    None
Institutional Small-Cap Stock
Fund                           None
International Bond Fund        None
International Bond
Fund-Advisor Class             None
International Discovery Fund   $1-$10,000
International Equity Index
Fund                           None
International Growth & Income
Fund                           None
International Stock Fund       over $100,000
International Stock
Fund-Advisor Class             None
International Stock Portfolio  None
Japan Fund                     over $100,000
Latin America Fund             None
Limited-Term Bond Portfolio    None
Maryland Short-Term Tax-Free
Bond Fund                      None
Maryland Tax-Free Bond Fund    None
Maryland Tax-Free Money Fund   None
Media & Telecommunications
Fund                           None
Mid-Cap Growth Fund            None
Mid-Cap Growth Fund-Advisor
Class                          None
Mid-Cap Growth Portfolio       None
Mid-Cap Value Fund             None
New America Growth Fund        None
New America Growth Portfolio   None
New Asia Fund                  $1-$10,000
New Era Fund                   None
New Horizons Fund              None
New Income Fund                None
New Jersey Tax-Free Bond Fund  None
New York Tax-Free Bond Fund    None
New York Tax-Free Money Fund   None
Personal Strategy Balanced
Fund                           None
Personal Strategy Balanced
Portfolio                      None
Personal Strategy Growth Fund  None
Personal Strategy Income Fund  None
Prime Reserve Fund             over $100,000
Prime Reserve Fund-PLUS Class  None
Prime Reserve Portfolio        None
Real Estate Fund               None
Reserve Investment Fund        None
Science & Technology Fund      over $100,000
Science & Technology
Fund-Advisor Class             None
Short-Term Bond Fund           over $100,000
Small-Cap Stock Fund           None
Small-Cap Stock Fund-Advisor
Class                          None
Small-Cap Value Fund           over $100,000
Small-Cap Value Fund-Advisor
Class                          None
Spectrum Growth Fund           None
Spectrum Income Fund           None
Spectrum International Fund    None
Summit Cash Reserves Fund      over $100,000
Summit GNMA Fund               None
Summit Municipal Income Fund   None
Summit Municipal Intermediate
Fund                           None
Summit Municipal Money Market
Fund                           over $100,000
Tax-Efficient Balanced Fund    None
Tax-Efficient Growth Fund      None
Tax-Efficient Multi-Cap
Growth Fund                    None
Tax-Exempt Money Fund          None
Tax-Exempt Money Fund-PLUS
Class                          None
Tax-Free High Yield Fund       None
Tax-Free Income Fund           None
Tax-Free Intermediate Bond
Fund                           None
Tax-Free Short-Intermediate
Fund                           over $100,000
Total Equity Market Index
Fund                           over $100,000
U.S. Bond Index Fund           None
U.S. Treasury Intermediate
Fund                           None
U.S. Treasury Long-Term Fund   None
U.S. Treasury Money Fund       None
Value Fund                     over $100,000
Value Fund-Advisor Class       None
Virginia Tax-Free Bond Fund    None

        Name of Fund           Holding in Fund   Aggregate Holdings, All Funds
        ------------           ---------------   -----------------------------
M. David Testa                                  over $100,000
Balanced Fund                  None
Blue Chip Growth Fund          None
Blue Chip Growth Fund-Advisor
Class                          None
Blue Chip Growth Portfolio     None
California Tax-Free Bond Fund  None
California Tax-Free Money
Fund                           None
Capital Appreciation Fund      None
Capital Opportunity Fund       None
Corporate Income Fund          None
Developing Technologies Fund   None
Diversified Small-Cap Growth
Fund                           None
Dividend Growth Fund           None
Emerging Europe &
Mediterranean Fund             None
Emerging Markets Bond Fund     None
Emerging Markets Stock Fund    over $100,000
Equity Income Fund             None
Equity Income Fund-Advisor
Class                          None
Equity Income Portfolio        None
Equity Index 500 Fund          None
Equity Index 500 Portfolio     None
European Stock Fund            None
Extended Equity Market Index
Fund                           None
Financial Services Fund        None
Florida Intermediate Tax-Free
Fund                           None
Georgia Tax-Free Bond Fund     None
Global Stock Fund              None
Global Technology Fund         None
GNMA Fund                      None
Government Reserve Investment
Fund                           None
Growth & Income Fund           None
Growth Stock Fund              None
Growth Stock Fund-Advisor
Class                          None
Health Sciences Fund           over $100,000
Health Sciences Portfolio      None
High Yield Fund                None
High Yield Fund-Advisor Class  None
Institutional Foreign Equity
Fund                           None
Institutional Large-Cap
Growth Fund                    None
Institutional Large-Cap Value
Fund                           None
Institutional Mid-Cap Equity
Growth Fund                    None
Institutional Small-Cap Stock
Fund                           None
International Bond Fund        None
International Bond
Fund-Advisor Class             None
International Discovery Fund   over $100,000
International Equity Index
Fund                           None
International Growth & Income
Fund                           None
International Stock Fund       over $100,000
International Stock
Fund-Advisor Class             None
International Stock Portfolio  None
Japan Fund                     None
Latin America Fund             None
Limited-Term Bond Portfolio    None
Maryland Short-Term Tax-Free
Bond Fund                      None
Maryland Tax-Free Bond Fund    None
Maryland Tax-Free Money Fund   None
Media & Telecommunications
Fund                           None
Mid-Cap Growth Fund            over $100,000
Mid-Cap Growth Fund-Advisor
Class                          None
Mid-Cap Growth Portfolio       None
Mid-Cap Value Fund             None
New America Growth Fund        None
New America Growth Portfolio   None
New Asia Fund                  None
New Era Fund                   None
New Horizons Fund              over $100,000
New Income Fund                None
New Jersey Tax-Free Bond Fund  None
New York Tax-Free Bond Fund    None
New York Tax-Free Money Fund   None
Personal Strategy Balanced
Fund                           None
Personal Strategy Balanced
Portfolio                      None
Personal Strategy Growth Fund  None
Personal Strategy Income Fund  None
Prime Reserve Fund             $10,001-$50,000
Prime Reserve Fund-PLUS Class  None
Prime Reserve Portfolio        None
Real Estate Fund               None
Reserve Investment Fund        None
Science & Technology Fund      None
Science & Technology
Fund-Advisor Class             None
Short-Term Bond Fund           None
Small-Cap Stock Fund           None
Small-Cap Stock Fund-Advisor
Class                          None
Small-Cap Value Fund           over $100,000
Small-Cap Value Fund-Advisor
Class                          None
Spectrum Growth Fund           None
Spectrum Income Fund           None
Spectrum International Fund    None
Summit Cash Reserves Fund      over $100,000
Summit GNMA Fund               None
Summit Municipal Income Fund   None
Summit Municipal Intermediate
Fund                           over $100,000
Summit Municipal Money Market
Fund                           None
Tax-Efficient Balanced Fund    None
Tax-Efficient Growth Fund      None
Tax-Efficient Multi-Cap
Growth Fund                    None
Tax-Exempt Money Fund          None
Tax-Exempt Money Fund-PLUS
Class                          None
Tax-Free High Yield Fund       None
Tax-Free Income Fund           $10,001-$50,000
Tax-Free Intermediate Bond
Fund                           None
Tax-Free Short-Intermediate
Fund                           None
Total Equity Market Index
Fund                           None
U.S. Bond Index Fund           None
U.S. Treasury Intermediate
Fund                           None
U.S. Treasury Long-Term Fund   None
U.S. Treasury Money Fund       None
Value Fund                     over $100,000
Value Fund-Advisor Class       None
Virginia Tax-Free Bond Fund    None

 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of January 31, 2002, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of January 31, 2002, the following shareholders of record owned more than 5% of the outstanding shares of any share class of the fund:

   Summit Cash Reserves Fund: T. Rowe Price Trust Co. (16.84%), Attn.: Asset Reconciliations, P.O. Box 17215, Baltimore, Maryland 21297-1215; Pershing Division of DLJ Securities Corporation for Exclusive Benefit of T. Rowe Price Money Fund Customer Accounts (6.41%), 1 Pershing Plaza, Jersey City, New Jersey 07399-0002.

   U.S. Bond Index Fund: TRP Finance, Inc.(15.80%), 802 West Street, Suite 301, Wilmington, Delaware 19801-1526; Alaska College Savings Trust Act Portfolio, c/o T. Rowe Price Associates, Attn.: Kimberly Vanscoy Fixed Income, 100 East Pratt Street, Baltimore, Maryland 21202-1009*; University of Alaska Savings Trust Reserve Account (6.48%), P.O. Box 755120, 910 Yukon Drive, Suite 207, Fairbanks, Alaska 99775-5120.

   * Alaska College Savings Trust Act Portfolio owns 33.41% of the outstanding shares of the fund. At the level of ownership indicated, Alaska College Savings Trust Act Portfolio would be able to determine the outcome of most issues that were submitted to shareholders for vote.



 INVESTMENT MANAGEMENT SERVICES

 -------------------------------------------------------------------------------
   Services

   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. . In addition to these services,
   T. Rowe Price provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agents' activities; and permitting employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


   Approval of Management Agreements
   The Management Agreements of the funds are reviewed each year by the funds' Boards of Directors to determine whether the agreements should be renewed for a one year period or not. Renewal of the agreements requires the majority vote of the Board of Directors, including a majority of the independent directors. Each fund board consists of a majority of independent directors.

   In approving the continuation of the investment management agreements for each fund for the current year, the Board reviewed reports prepared by T. Rowe Price, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Board considered the nature and quality of the investment management services provided to the fund by T. Rowe Price under the investment management agreements and the personnel who provide these services, including the historical performance of the fund compared to its benchmark index and its peer group of similar investment companies. In addition, the Board considered other services provided to the fund by T. Rowe Price and its affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the fund's operation.

   The Board considered the fees paid to T. Rowe Price for investment management services, as well as compensation paid to T. Rowe Price or its affiliates for other non-advisory, services provided to the fund. In connection with its review of the fees paid to T. Rowe Price and its affiliates, the Board reviewed information provided by Lipper Analytical comparing the fund's advisory fee rate and overall expense ratio with those of comparable funds. Where applicable, the Board considered that the fund's advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally and where applicable, the Board considered the contractual fee waivers and expense reimbursements agreed to by T. Rowe Price.

   The Board also considered the costs incurred and the benefits received by T. Rowe Price and its affiliates, including the profitability of T. Rowe Price from providing advisory services to the fund. In reviewing data concerning the profitability of T. Rowe Price, the Board examined, among other components, the cost allocation methodology utilized in the presentation. In addition, the Board considered other potential benefits to T. Rowe Price, such as the research services T. Rowe Price receives from brokers in return for allocating fund brokerage in a "soft dollar" arrangement.

   Based on the information reviewed and the discussions, the Board concluded that it was satisfied with the nature and quality of the services provided by
   T. Rowe Price to the fund and that the management fee rate was reasonable in relation to such services. The independent directors of the fund were assisted by independent legal counsel in their deliberations.

   Management Fee
   Each fund pays T. Rowe Price an annual all-inclusive fee (the "Fee") as follows:

                                                                         0.45%
Cash Reserves
                                                                         0.60
GNMA
                                                                         0.45
Municipal Money Market
                                                                         0.50
Municipal Intermediate
                                                                         0.50
Municipal Income
                                                                         0.30
U.S. Bond Index

   The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business.


   The Management Agreement between each fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of each fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund's portfolio securities, directors' fees and expenses (including counsel fees and expenses), and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Board of Directors for the funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the fund or paid to T. Rowe


   Price.

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each fund during the last three fiscal years:

                          Fund                                  2001           2000            1999
                          ----                                  ----           ----            ----

Cash Reserves                                               $12,308,000     $9,379,000        $7,978,000
GNMA                                                            460,000        153,000        130,000
Municipal Money Market                                          956,000        690,000        564,000
Municipal Intermediate                                          422,000        210,000        230,000
Municipal Income                                                378,000        150,000        166,000
U.S. Bond Index                                                  83,000            (a)            (a)




  (a)  Prior to commencement of operations.





   Control of Investment Advisor
   T. Rowe Price Group, Inc., ("Group") owns 100% of the stock of T. Rowe Price

   Associates, Inc. . Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.



 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.


   Investment Services serves as distributor to the Price funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that Investment Services will pay, or arrange for others to pay, all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders.

   The Underwriting Agreement also provides that Investment Services will pay, or arrange for others to pay, all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund.




 CUSTODIAN
 -------------------------------------------------------------------------------

   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, the Summit Municipal Funds are authorized to maintain certain of its securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.




 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------

   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks, and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts. The Summit and U.S. Bond Index Funds did not pay third parties in the 2001 calendar year.



 CODE OF ETHICS
 -------------------------------------------------------------------------------

   The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment Services), have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 DAYS. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; ; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion

   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.


   The fund's purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.


                      How Brokers and Dealers Are Selected


   Fixed-Income Securities
   Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.



 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers


   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers. In addition, such services may include computers and related hardware.


   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services


   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such brokers. Accordingly, while
   T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
   Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the funds participate. Research is used overall to benefit such accounts which purchase in the offering.



                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.


   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.


   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                                      Other


   The funds engaged in portfolio transactions involving broker-dealers in the following amounts for the last three fiscal years:


                        Fund                               2001             2000              1999
                        ----                               ----             ----              ----
Cash Reserves                                         $24,818,392,000  $19,718,195,000   $12,801,643,000
GNMA                                                      114,006,000       81,513,000       114,383,000
Municipal Money Market                                  1,306,918,000    1,150,894,000       797,210,000
Municipal Intermediate                                    124,302,000      175,777,000       161,189,000
Municipal Income                                          189,308,000      173,467,000       253,977,000
U.S. Bond Index                                           109,508,000              (a)               (a)




  (a)  Prior to commencement of operations.





   The following amounts consisted of principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the last three fiscal years:


                      Fund                              2001            2000              1999
                      ----                              ----            ----              ----
Cash Reserves                                                   0  $19,718,195,000   $12,801,643,000
GNMA                                               $  112,006,000       81,513,000       114,383,000
Municipal Money Market                              1,305,907,000    1,150,894,000                 0
Municipal Intermediate                                113,633,000      171,527,000       149,721,000
Municipal Income                                      156,598,000      155,660,000       214,219,000
U.S. Bond Index                                       107,706,000              (a)               (a)

  (a)  Prior to commencement of operations.



   The following amounts involved trades with brokers acting as agents or underwriters for the last three fiscal years:


                     Fund                            2001           2000            1999
                     ----                            ----           ----            ----
Cash Reserves                                               0              0               0
GNMA                                              $ 2,000,000              0               0
Municipal Money Market                              1,011,000              0               0
Municipal Intermediate                             10,669,000    $ 4,250,000     $11,468,000
Municipal Income                                   32,710,000     17,807,000      39,758,000
U.S. Bond Index                                     1,802,000            (a)             (a)




  (a)  Prior to commencement of operations.



   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the last three fiscal years:


                                   Fund                                           2001           2000             1999
                                   ----                                           ----           ----             ----
Cash Reserves                                                                          0              0                0
GNMA                                                                            $  3,000              0                0
Municipal Money Market                                                             1,000              0                0
Municipal Intermediate                                                            47,000        $26,000         $ 47,000
Municipal Income                                                                 128,000         89,000          198,000
U.S. Bond Index                                                                    6,000            (a)              (a)




  (a)  Prior to commencement of operations.



   The percentage of total portfolio transactions placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the fund, or in some cases, to the fund for the last three fiscal years:


             Fund                   2001          2000           1999
             ----                   ----          ----           ----
Cash Reserves                       82%            91%            87%
GNMA                                97             88             96
Municipal Money Market               0              0              0
Municipal Intermediate               0              0              0
Municipal Income                     0              0              0
U.S. Bond Index                     95            (a)            (a)




  (a)  Prior to commencement of operations.

   The portfolio turnover rates for the fund (if applicable) for the last three fiscal years:


         Fund             2001           2000           1999
         ----             ----           ----           ----
GNMA                        71.0%         72.7%          89.9%
Municipal Intermediate   20.3(a)          41.3           38.5
Municipal Income            53.0          55.8           79.7
U.S. Bond Index             83.9(b)      (c)            (c)

  (a) The lower turnover rate in 2001 was the result of the falling interest rate environment and the fund's desire to avoid realizing capital gains.

  (b) Annualized

  (c)  Prior to commencement of operations.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   All funds except Cash Reserves and Municipal Money Market Funds

   Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. (For the GNMA and U.S. Bond Index Funds) Securities with original maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. (For the Intermediate and Income Funds) Securities with original maturities of less than one year are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

   Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.


   Cash Reserves and Municipal Money Market Funds

   Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.


       Maintenance of Money Fund's Net Asset Value per Share at $1.00

   It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:


   (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;


   (b) The fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the market based net asset value per share.

   Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


   Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, , (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.




 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's annual capital gain distribution, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   All Summit Income Funds and U.S. Bond Index Fund


   A portion of the dividends paid by the funds may be eligible for the dividends-received deduction applicable to corporate shareholders.
   . Long-term capital gain distributions paid from the fund are never eligible for the dividend received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains (as of its tax year-end) to avoid a federal income tax.


   All Summit Municipal Funds

   Generally, dividends paid by the funds are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare by its year-end dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders. Each fund must also declare dividends by December 31 of each year equal to at least 98% of capital gains (as of October 31) in order to avoid a federal excise tax, and distribute within 12 months 100% of taxable income, if any, and capital gains (as of its tax year-end) to avoid federal income tax.


   All funds



   At the time of your purchase, the fund's net asset value may reflect undistributed income , capital gains, or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividend or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; and (2) the fund's distributions to the extent made out of the fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends) and the fund may qualify for the 70% deduction for dividends received by corporations




                        Taxation of Foreign Shareholders


   The code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is engaged in a business in the U.S. and the gains are connected with that business or shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.




 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Cash Reserves and Municipal Money Market Funds
   The fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

   U.S. Bond Index, Municipal Intermediate, and Municipal Income Funds
   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.


   GNMA Fund
   In conformity with regulations of the SEC, an income factor is calculated for each security in the portfolio based upon the security's coupon rate. The income factors are then adjusted for any gains or losses which have resulted from prepayments of principal during the period. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yield of each fund calculated under the above-described methods for the month ended October 31, 2001, was:


                Fund                                    Yield
                ----                                    -----
Cash Reserves                           2.69 % (7-day yield)
GNMA                                    5.41
Municipal Money Market                2.00 (7-day yield)
Municipal Intermediate                  3.57
Municipal Income                      4.45
U.S. Bond Index                                         4.98




   The taxable equivalent yields for the municipal funds for the same period based on federal income tax brackets of 27% and 30% are shown below:


                                                                            Federal Income Tax Bracket
                                 Fund                                       --27%----------------30%--
                                 ----                                         ---                ---
Municipal Money Market                                                  2.74%             2.85%
Municipal Intermediate                                                  4.89              5.10
Municipal Income                                                        6.10              6.36

 TAX-EXEMPT VS. TAXABLE YIELDS
 -------------------------------------------------------------------------------
   From time to time, a fund may also illustrate the effect of tax-equivalent yields using information such as that set forth below:

Your Taxable Income(2002)(a)                        A Tax-Exempt Yield Of:
                                                      2%       3%       4%      5%      6%
                                      Federal Tax      Is Equivalent to a
  Joint Return       Single Return      Rates(b)        Taxable Yield of:
--------------------------------------------------------------------------------------------
                                   $
                                 27,
                                  95  2
                                   1  7               2.7      4.1      5.      6.     8.
 $46,701-$112,850           -$67,700  .0%              4        1       48      85     22
                                                      2.       4.       5.      7.     8.
  112,851-171,950     67,701-141,250  30.0            86       29       71      14     57
                                      3
                                      5               3.       4.6      6.      7.     9.
  171,951-307,050    141,251-307,050  .0              08        2       15      69     23
                             307,051  3               3.       4.       6.      8.     9.
307,051 and above          and above  8               26       89       51      14     77
                                      .6
--------------------------------------------------------------------------------------------
                                                    A Tax-Exempt Yield Of:
Your Taxable Income(2002)(a)
                                                                                 1
                                                       7        8        9       0
                                                       %        %        %       %
                                      Federal Tax      Is Equivalent to a
  Joint Return       Single Return      Rates(b)        Taxable Yield of:

--------------------------------------------------------------------------------------------
                                   $
                                 27,
                                  95  2
                                   1  7               9.        1       12.     13.
 $46,701-$112,850           -$67,700  .0%             59      0.96      33      70
                                                      10.      11.              14.
  112,851-171,950     67,701-141,250  30.0            00       43      12.86    29
                                      3
                                      5               10.      12.       1      15.
  171,951-307,050    141,251-307,050  .0              77       31      3.85     38
                             307,051  3               11.      13.      14.     16.
307,051 and above          and above  8               40       03       66      29
                                      .6
--------------------------------------------------------------------------------------------



 (a) Net amount subject to federal income tax after deductions and exemptions.


 (b) Marginal rates may vary depending on family size and nature and amount of itemized deductions.




 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any other period of time will vary from the average.

              Cumulative Performance Percentage Change
                        Period Ended 10/31/01
         Fund           1 Yr.   3 Yrs.  5 Yrs.   % Since    Inception
         ----           -----   ------  ------   -------    ---------
                                                Inception      Date
                                                ---------      ----
Cash Reserves            4.78%  16.50%  29.27%   48.94%      10/29/93
GNMA                    13.29   23.09   43.92    72.29       10/29/93
Municipal Money Market   3.01    9.92   17.35    28.43       10/29/93
Municipal Intermediate   9.48   15.69   33.29    56.76       10/29/93
Municipal Income        10.87   15.48   38.43    62.49       10/29/93
U.S. Bond Index Fund    --      --      --       12.11       11/30/00
-----------------------------------------------------------------------







               Average Annual Compound Rates of Return
                        Period Ended 10/31/01
         Fund           1 Yr.   3 Yrs.  5 Yrs.   % Since    Inception
         ----           -----   ------  ------   -------    ---------
                                                Inception      Date
                                                ---------      ----
Cash Reserves            4.78%  5.22%   5.27%     5.10%      10/29/93
GNMA                    13.29   7.17    7.55      7.03       10/29/93
Municipal Money Market   3.01   3.20    3.25      3.18       10/29/93
Municipal Intermediate   9.48   4.98    5.92      5.78       10/29/93
Municipal Income        10.87   4.91    6.72      6.25       10/29/93
U.S. Bond Index Fund    --      --      --        *          11/30/00
-----------------------------------------------------------------------




  *No figure is provided because the fund's performance is for a period of less than one year.






                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firm's, ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the consumer price index (or any other measure for inflation), or government statistics, such as GNP, may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantaged product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector.



                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.

                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.


   In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.



                     Issuance of Fund Shares for Securities

   Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------

   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.


   Except to the extent that the fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a . As set forth in the By-Laws of the fund, a special meeting of shareholders of the fund shall be called by the Secretary of the fund on the written request of shareholders entitled to cast at least 10% of all the votes of the fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the fund to the extent required by Section 16(c) of the 1940 Act.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's sharesare registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------

   Shearman & Sterling, whose address is 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604, is legal counsel to the fund.




 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.

   The financial statements of the funds listed below for the periods ended October 31, 2001, and the report of independent accountants are included in each fund's Annual Report for the periods ended October 31, 2001. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the periods ended October 31, 2001, are incorporated into this Statement of Additional Information by reference:

                         ANNUAL REPORT REFERENCES:
                                                      CASH            GNMA
                                                      RESERVES        ----
                                                      --------
Financial Highlights, October 31, 2001                    9            10
Statement of Net Assets, October 31, 2001               11-16        17-20
Statement of Operations, year ended October 31, 2001      21           21
Statement of Changes in Net Assets, years ended
October 31, 2001, and October 31, 2000                    22           23
Notes to Financial Statements, October 31, 2001         24-27        24-27
Report of Independent Accountants                         28           28





                                                      U.S. BOND
                                                      ---------
                                                        INDEX
                                                        -----
Financial Highlights, October 31, 2001                    7
Statement of Net Assets, October 31, 2001                8-16
Statement of Operations, November 30, 2000 through
October 31, 2001                                          17
Statement of Changes in Net Assets, November 30,
2000 through October 31, 2001                             18
Notes to Financial Statements, October 31, 2001         19-21
Report of Independent Accountants                         22





                                          MONEY MARKET  INTERMEDIATE  INCOME
                                          ------------  ------------  ------
Financial Highlights, October 31, 2001         14            15          16
Statement of Net Assets, October 31,
2001                                         17-26         27-36        37-48
Statement of Operations, year ended
October 31, 2001                               49            49          49
Statement of Changes in Net Assets,
years ended
October 31, 2001, and October 31, 2000         50            51          52
Notes to Financial Statements, October
31, 2001                                     53-56         53-56        53-56
Report of Independent Accountants              57            57          57






 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   All Summit Income Funds and U.S. Bond Index Fund


   Moody's Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

   Standard & Poor's Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

   Fitch IBCA, Inc. Fitch 1-Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2-Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

   All Summit Municipal Funds

   Moody's Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

   All Summit Income Funds and U.S. Bond Index Fund



 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."


   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.


   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to repayment of principal or payment of interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C-Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.



                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded, on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


   D-In default.


                                Fitch IBCA, Inc.


   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.


   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


   BB, B, CCC, CC, and C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.




 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------
   All Summit Municipal Funds


                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."


   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.


   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to repayment of principal or payment of interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C-Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.



                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded, on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


   D-In default.


                                Fitch IBCA, Inc.


   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.


   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


   BB, B, CCC, CC, and C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.




 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.


                                      101

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Articles of Incorporation of Registrant, dated September 14, 1993 (electronically filed with initial Registration Statement dated September 17, 1993)

(a)(2) Articles of Amendment, dated October 21, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

(b) By-Laws of Registrant, as amended July 21, 1999 (electronically filed with Amendment No. 7 dated February 18, 2000)

(c) See Article SIXTH, Capital Stock, Paragraphs (b)-(g) of the Articles of Incorporation, Article II, Shareholders, Sections 2.01-2.11 and Article VIII, Capital Stock, Sections 8.01-8.07 of the Bylaws filed as Exhibits to this Registration Statement

(d)(1) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit Municipal Money Market Fund, and T. Rowe Price Associates, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

(d)(2) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit Municipal Intermediate Fund, and T. Rowe Price Associates, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

(d)(3) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Summit Municipal Income Fund, and T. Rowe Price Associates, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

(e) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated September 16, 1993 (electronically filed with Amendment No. 1 dated October 25, 1993)

(f)      Inapplicable

(g)      Custody Agreements

(g)(1) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000,
         October 25, 2000, February 7, 2001, June 7, 2001, and July 24, 2001


(h)      Other Agreements


(h)(1) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2001, as amended February 7, 2001, July 24, 2001, and October 24, 2001



(h)(2) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2001, as amended February 7, 2001, July 24, 2001, and October 24, 2001


(i)      Inapplicable

(j)      Other Opinions


(j)(1)   Consent of Independent Accountants


(j)(2)   Opinion of Counsel

(j)(3)   Power of Attorney

(k)      Inapplicable

(l)      Inapplicable

(m)      Inapplicable

(n)      Inapplicable


(p)      Code of Ethics, dated May 1, 2001


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION

         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price

Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         Section 10.01.
INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE: The Corporation shall
--------------- --- ------- -- -------- -- -------
indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

         (a)
there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

         (b)
in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i)
the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

         (a)  the Indemnitee provides a security for his undertaking; or

         (b)
the Corporation shall be insured against losses arising by reason of any lawful advances; or

         (c)
there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i)
a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         T. Rowe Price Group, Inc., ("GROUP") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

         T. Rowe Price Savings Bank ("SAVINGS BANK"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., commenced operations in 2000. The Savings Bank is a federally chartered savings bank, and provides federally insured bank products to a national customer base.

         T. Rowe Price International, Inc. (formerly Rowe Price-Fleming International, Inc.), a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Finance, Inc. T. Rowe Price International, Inc. ("T. ROWE PRICE INTERNATIONAL") was incorporated in Maryland in 2000 and provides investment counsel service with respect to foreign securities for institutional investors in the United States and elsewhere. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

         T. Rowe Price Global Investment Services Limited ("Global Investment Services") is an English Corporation, organized in 2000, and a wholly owned subsidiary of T. Rowe Price Group, Inc. Global Investment Services is also regulated by the English Financial Services Authority and provides investment management, sales, and client servicing to non-U.S. institutional and retail investors.

         T. Rowe Price Global Asset Management Limited ("GLOBAL ASSET MANAGEMENT"), an English corporation, is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements. Global Asset Management is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

         T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which T. Rowe Price Associates, Inc. sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

         TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

         T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of T. Rowe Price Associates, Inc.). The Foundation's overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions its employees make to qualifying organizations of their choice are matched according to established guidelines.

         T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

         T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

         T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and non-qualified employee benefit plans, individual retirement accounts, and common trust funds.

         T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of T. Rowe Price Associates, Inc., it owns the technology rights, hardware, and software of T. Rowe Price Associates, Inc. and affiliated companies and provides technology services to them.

         TRPH Corporation, a wholly owned subsidiary of T. Rowe Price Associates, Inc., was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

         T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

         T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by T. Rowe Price Associates, Inc. and invests in private financings of small companies with high growth potential; Threshold Fund Associates, Inc. is the General Partner of the partnership.

         T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as fixed income securities.

         T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

         T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with T. Rowe Price Associates, Inc. and T. Rowe Price Trust Company as its members) organized in 1996 to serve as General Partner of
T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

         T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.

         T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of
T. Rowe Price Group, Inc., organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

         Since 1983, T. Rowe Price Associates, Inc. has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

         TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses
T. Rowe Price Associates' transfer agent, plan administrative services, retirement plan services, and operations support functions.

         TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

         TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

         TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

         T. Rowe Price Strategic Partners Fund II, L.P. is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.

         T. Rowe Price Advisory Services, Inc., ("ADVISORY SERVICES"), a wholly owned subsidiary of T. Rowe Price Group, Inc. was incorporated in Maryland in 2000 Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

         Listed below are the directors, executive officers and managing directors of T. Rowe Price Group, Inc. who have other substantial businesses, professions, vocations, or employment aside from their association with T. Rowe Price Associates, Inc.:

                     DIRECTORS OF T. ROWE PRICE GROUP, INC.

D. WILLIAM J. GARRETT, Director of T. Rowe Price Group, Inc. Mr. Garrett was the Group Chief Executive of Robert Fleming Holdings Limited from 1997 until 2000 when the company was acquired by the Chase Manhattan Corporation. He also served as a director of Rowe Price-Fleming International, Inc. (now T. Rowe Price International) from 1981 until 2000. Mr. Garrett's address is 13 Stanley Crescent, London W11 2NA, England.

JAMES H. GILLIAM, JR., Director of T. Rowe Price Group, Inc. Mr. Gilliam is an attorney, private investor and consultant; counsel to Knickerbocker LLC, a private investment company; and director or trustee at several institutions. Mr. Gilliam's address is: Brandywine Plaza, 105 Foulk Road, Suite 101, Wilmington, Delaware 19803.

DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is One South Street, 25th Floor, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of T. Rowe Price Group, Inc. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.

All of the following directors of T. Rowe Price Group, Inc. are employees of T. Rowe Price Associates, Inc.

EDWARD C. BERNARD, Director and Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc. and T. Rowe Price Investment Services, Inc.; Director of
T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank.

HENRY H. HOPKINS, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Director of T. Rowe Price Insurance Agency, Inc.; Vice President and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Vice President of T. Rowe Price International, T. Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and T. Rowe Price Strategic Partners Associates, Inc.

JAMES A.C. KENNEDY, Director and Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.

JOHN H. LAPORTE, JR., Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.

WILLIAM T. REYNOLDS, Director and Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Chairman of the Board and Director of
T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.; Director of T. Rowe Price Global Asset Management Limited.

JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of
T. Rowe Price Group, Inc.; Director and Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and
T. Rowe Price Services, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, T. Rowe Price Insurance Agency, Inc., and TRPH Corporation; Director and President of TRP Distribution, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.

GEORGE A. ROCHE, Chairman of the Board, President, Director, and Managing Director of T. Rowe Price Group, Inc.; President, Director and Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc., and Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

BRIAN C. ROGERS, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.


M. DAVID TESTA, Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director of T. Rowe Price Group, Inc.; Director, Chief Investment Officer, and Managing Director of T. Rowe Price Associates, Inc.; Director, T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited; Chairman of the Board and Director of T. Rowe Price Global Asset Management Limited; President and Director of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company; and Director of TRPH Corporation.


MARTIN G. WADE, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited; Director, T. Rowe Price Global Asset Management Limited.

                         ADDITIONAL EXECUTIVE OFFICERS


CRISTINA WASIAK, Managing Director and Chief Financial Officer of T. Rowe Price Group, Inc.; Vice President of T. Rowe Price Associates, Inc.


  ADDITIONAL MANAGING DIRECTORS OF T. ROWE PRICE GROUP, INC. AND T. ROWE PRICE
                                ASSOCIATES, INC.

CHRISTOPHER ALDERSON, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc.

PRESTON G. ATHEY, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company; Vice President of T. Rowe Price Trust Company.

BRIAN W.H. BERGHUIS, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.

STEPHEN W. BOESEL, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.

JOHN H. CAMMACK, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.

JOHN R. FORD, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and Chief Investment Officer of T. Rowe Price International, Inc.

MICHAEL A. GOFF, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and the President of T. Rowe Price Investment Technologies, Inc.

IAN D. KELSON, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc.

GREGORY A. McCRICKARD, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.

MARY J. MILLER, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.

NANCY M. MORRIS, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Stable Asset Management, Inc.; Director and Vice President of T. Rowe Price Trust Company; Director of T. Rowe Price Global Asset Management Limited.

GEORGE A. MURNAGHAN, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company; Vice President of T. Rowe Price International, Inc.

EDMUND M. NOTZON III, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company.

WAYNE D. O'MELIA, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc.; Director and President of T. Rowe Price Services, Inc.; Vice President of T. Rowe Price Trust Company.

LARRY J. PUGLIA, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price (Canada), Inc.

JOHN R. ROCKWELL, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and T. Rowe Price Trust Company; Vice President of
T. Rowe Price Investment Services, Inc.

R. TODD RUPPERT, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; President and Director of TRPH Corporation; Vice President of T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.

ROBERT W. SMITH, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc.

WILLIAM J. STROMBERG, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.

MARK J. VASELKIV, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Recovery Fund Associates, Inc. and T. Rowe Price Recovery Fund II Associates, L.L.C.

CHARLES E. VIETH, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.

DAVID J.L. WARREN, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director, Chief Executive Officer, and President of T. Rowe Price International, Inc.; Director of T. Rowe Price Global Asset Management Limited.

RICHARD T. WHITNEY, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc. and
T. Rowe Price Trust Company.

         Certain directors and officers of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

         See also "Management of the Funds," in Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., T. Rowe

         Price Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc.,
         T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., T. Rowe Price Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Funds, Inc., T. Rowe Price Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Real Estate Fund, Inc., T. Rowe Price Developing Technologies Fund, Inc., and T. Rowe Price Global Technology Fund, Inc., T. Rowe Price U.S. Bond Index Fund, Inc., and T. Rowe Price International Index Fund, Inc.

         Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME                                                               POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
                                                                   UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           President
                                                                   and Director
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Wayne D. O'Melia                                                   Vice President and Director     None
Charles E. Vieth                                                   Vice President and Director     None
Janet G. Albright                                                  Vice President                  None
Patricia M. Archer                                                 Vice President                  None
Steven J. Banks                                                    Vice President                  None
John T. Bielski                                                    Vice President                  None
Robert Birch                                                       Vice President                  None
John H. Boyd                                                       Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Edwin J. Brooks III                                                Vice President                  None
Meredith C. Callanan                                               Vice President                  None
John H. Cammack                                                    Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Jerome A. Clark                                                    Vice President                  None
Todd M. Cleary                                                     Vice President                  None
Joseph A. Crumbling                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
John R. Gilner                                                     Vice President                  None
John Halaby                                                        Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joanne M. Healy                                                    Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Salvador G. LaBella                                                Vice President                  None
Steven A. Larson                                                   Vice President                  None
Cynthia W. LaRue                                                   Vice President                  None
Gayle A. Lomax                                                     Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Edmund M. Notzon III                                               Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
David Oestreicher                                                  Vice President                  None
Regina M. Pizzonia                                                 Vice President                  None
Pamela D. Preston                                                  Vice President                  None
Suzanne J. Ricklin                                                 Vice President                  None
George D. Riedel                                                   Vice President                  None
James Robertson, Jr.                                               Vice President                  None
John R. Rockwell                                                   Vice President                  None
Christopher J. Rohan                                               Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Alexander Savich                                                   Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
John W. Seufert                                                    Vice President                  None
Donna B. Singer                                                    Vice President                  None
Carole H. Smith                                                    Vice President                  None
William W. Strickland, Jr.                                         Vice President                  None
Scott Such                                                         Vice President                  None
Jerome Tuccille                                                    Vice President                  None
Walter Wdowiak                                                     Vice President                  None
Jane F. White                                                      Vice President                  None
Barbara A. O'Connor                                                Treasurer and Controller        None
Kimberly B. Andersen                                               Assistant Vice President        None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L. Berkenkemper                                          Assistant Vice President        None
Patricia Cannon                                                    Assistant Vice President        None
Jodi Ann Casson                                                    Assistant Vice President        None
Jon Derek Dry                                                      Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Karen Glooch                                                       Assistant Vice President        None
Jason L. Gounaris                                                  Assistant Vice President        None
David A.J. Groves                                                  Assistant Vice President        None
Kristen L. Heerema                                                 Assistant Vice President        None
David A. Hueser                                                    Assistant Vice President        None
Suzanne M. Knoll                                                   Assistant Vice President        None
Patricia B. Lippert                                                Assistant Vice President        Secretary
Gayatri Malik                                                      Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
John T. McGuigan                                                   Assistant Vice President        None
Daniel M. Middelton                                                Assistant Vice President        None
Laurie K. Mitchell                                                 Assistant Vice President        None
Clark P. Neel                                                      Assistant Vice President        None
Danielle Nicholson Smith                                           Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Kylelane Purcell                                                   Assistant Vice President        None
Jean E. Ramos-Izquierdo                                            Assistant Vice President        None
Jennifer L. Richardson                                             Assistant Vice President        None
Kristin M. Rodriguez                                               Assistant Vice President        None
Ramon D. Rodriguez                                                 Assistant Vice President        None
Deborah Seidel                                                     Assistant Vice President        None
Kevin C. Shea                                                      Assistant Vice President        None
John A. Stranovsky                                                 Assistant Vice President        None
Nancy R. Tabor                                                     Assistant Vice President        None
Judith B. Ward                                                     Assistant Vice President        None
William R. Weker, Jr.                                              Assistant Vice President        None
Natalie F. Widdowson                                               Assistant Vice President        None
Mary G. Williams                                                   Assistant Vice President        None
Timothy R. Yee                                                     Assistant Vice President        None
Theodore J. Zamerski III                                           Assistant Vice President and    None
                                                                   Assistant Controller
Barbara A. Van Horn                                                Secretary                       None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

         Custody of Registrant's portfolio securities which are purchased outside the United States is maintained by JPMorgan Chase Bank, London, in its foreign branches or with other U.S. banks. JPMorgan Chase Bank, London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS

(a)      Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this February 27, 2002.


       T. Rowe Price Summit Municipal Funds, Inc.

       /s/William T. Reynolds
By:    William T. Reynolds
       Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                Title                 Date
---------                -----                 ----


/s/William T. Reynolds    Chairman of the Board February 27, 2002

William T. Reynolds       (Chief Executive Officer)


/s/Joseph A. Carrier     Treasurer (Chief       February 27, 2002

Joseph A. Carrier        Financial Officer)

*

Calvin W. Burnett        Director               February 27, 2002


*

Anthony W. Deering       Director               February 27, 2002



*                        Director               February 27, 2002

Donald W. Dick, Jr.


*                        Director               February 27, 2002

David K. Fagin

*

F. Pierce Linaweaver     Director               February 27, 2002



*                        Director               February 27, 2002

Hanne M. Merriman


/s/James S. Riepe        Director               February 27, 2002
James S. Riepe

*

John G. Schreiber        Director               February 27, 2002



/s/M. David Testa        Director               February 27, 2002

M. David Testa


*                        Director               February 27, 2002

Hubert D. Vos


*                        Director               February 27, 2002

Paul M. Wythes


*/s/Henry H. Hopkins     Vice President and     February 27, 2002

Henry H. Hopkins         Attorney-In-Fact